UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21652
                                                     ---------

                     Fiduciary/Claymore MLP Opportunity Fund
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               (Exact name of registrant as specified in charter)

                   2455 Corporate West Drive, Lisle, IL 60532
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               (Address of principal executive offices) (Zip code)

                                J. Thomas Futrell
                   2455 Corporate West Drive, Lisle, IL 60532
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (630) 505-3700
                                                           --------------

                      Date of fiscal year end: November 30
                                               -----------

                   Date of reporting period: November 30, 2008
                                             -----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the "Investment Company Act"), is as follows:

           ANNUAL
           REPORT
November 30, 2008

                               Fiduciary/Claymore  |  FMO
                             MLP Opportunity Fund

Graphic:Pipeline

          FAMCO
--------------------------
FIDUCIARY ASSET MANAGEMENT
--------------------------

                                                             Logo: Claymore (SM)
                   www.claymore.com/fmo
       ... YOUR PIPELINE TO THE LATEST,
  MOST UP-TO-DATE INFORMATION ABOUT THE
FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND

Graphic:Pipeline

The shareholder report you are reading right now is just the beginning of the story. Online at WWW.CLAYMORE.COM/FMO, you will find:

o Daily, weekly and monthly data on share prices, distributions, dividends and more

o    Portfolio overviews and performance analyses

o    Announcements, press releases and special notices

o    Fund and adviser contact information

Fiduciary Asset Management and Claymore are constantly updating and expanding shareholder information services on the Fund's website, in an ongoing effort to provide you with the most current information about how your Fund's assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.


2 | Annual Report | November 30, 2008

FMO | Fiduciary/Claymore MLP Opportunity Fund


Dear SHAREHOLDER |

We thank you for your investment in the Fiduciary/Claymore MLP Opportunity Fund (the "Fund"). This report covers the Fund's performance for the fiscal year ended November 30, 2008. This has been an extraordinarily difficult time for all investors, and we are disappointed to report that the Fund's return was negative for the period.

The Fund's investment objective is to provide a high level of after-tax total return with an emphasis on current distributions paid to shareholders. Fiduciary Asset Management, LLC ("FAMCO"), the Fund's sub-adviser, seeks to achieve that objective by investing at least 80% of the Fund's managed assets in master limited partnership ("MLP") entities, which can provide shareholders with attractive tax-deferred income.

FAMCO manages a wide range of institutional products and is one of the leading managers of hedged equity investments. As of November 30, 2008, FAMCO managed or supervised approximately $12.9 billion in assets.

All Fund returns cited--whether based on net asset value ("NAV") or market price--assume the reinvestment of all distributions. For thE 12-month period ending November 30, 2008, the Fund provided a total return based on market price of -45.67% and a return of -43.55% based on NAV. As of November 30, 2008, the Fund's closing market price of $11.42 represented a discount of 5.54% to the Fund's NAV of $12.09. Past performance is not a guarantee of future results.

The market value of the Fund's shares fluctuates from time to time, and it may be higher or lower than the Fund's NAV.

On January 2, 2008, the Board of Trustees of the Fund announced that it would increase the quarterly dividend by 1.41% to $0.36000 per share, effective with the January 2008 distribution. The Board of Trustees subsequently authorized three additional dividend increases during this fiscal period: a 1.39% increase to $0.36500 effective with the April 2008 distribution; a 1.37% increase to $0.37000 per share effective with the July 2008 distribution; and a 0.5% increase to $0.37185 per share effective with the October 2008 distribution. This quarterly dividend level of $0.37185 as of October 2008 represents an annualized distribution rate of 13.02%, based on the Fund's closing market price of $11.42 as of November 30, 2008.

Under the Fund's Automatic Dividend Reinvestment Plan (the "Plan"), a shareholder whose Common Shares are registered in his or her own name will have all distributions reinvested automatically unless the shareholder elects to receive cash. Distributions with respect to Common Shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional Common Shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. The Plan is described in detail on page 25 of the Fund's annual report. When shares trade at a discount to NAV, the Plan takes advantage of


                                           Annual Report | November 30, 2008 | 3

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FMO | Fiduciary/Claymore MLP Opportunity Fund | DEAR SHAREHOLDER continued


the discount by reinvesting the quarterly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund's common shares is at a premium above NAV, the Plan reinvests participants' dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share. The Plan provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time.

To learn more about the Fund's performance and investment strategy, we encourage you to read the Questions & Answers section of the report, which begins on page
5. You'll find information on FAMCO's investment philosophy, its views on the economy and market environment, and detailed information about the factors that impacted the Fund's performance.

We appreciate your investment and look forward to serving your investment needs in the future. We sincerely hope to report improved investment results in the year ahead. For the most up-to-date information on your investment, please visit the Fund's website at www.claymore.com/fmo.


Sincerely,

/s/ J. Thomas Futrell

J. Thomas Futrell
Fiduciary/Claymore MLP Opportunity Fund


4 | Annual Report | November 30, 2008

FMO | Fiduciary/Claymore MLP Opportunity Fund

QUESTIONS & ANSWERS |


The Fiduciary/Claymore MLP Opportunity Fund (the "Fund") is managed by Fiduciary Asset Management, LLC ("FAMCO"). In the following interview, Portfolio Manager James J. Cunnane, Jr., CFA, discusses the Fund's performance for the Fund's fiscal year ended November 30, 2008.


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WILL YOU REMIND US OF THIS FUND'S OBJECTIVE AND INVESTMENT STRATEGY?

The Fund's investment objective is to provide a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The total return sought by the Fund includes appreciation in the net asset value ("NAV") of the Fund's common shares and all distributions made by the Fund to its common shareholders, regardless of the tax characterization of such distributions. The Fund has been structured to seek to provide an efficient vehicle through which its shareholders may invest in a portfolio of publicly traded securities of master limited partnerships ("MLPs") and related entities. MLPs combine the tax benefits of limited partnerships with the liquidity of publicly traded securities. The Fund believes that as a result of the tax characterization of cash distributions made by MLPs to their investors, in a typical year, a significant portion of the Fund's income will be tax-deferred, which may allow distributions by the Fund to its shareholders to include high levels of tax-deferred income.

Under normal market conditions, we invest at least 80% of the Fund's managed assets in MLP entities, and at least 65% of managed assets in equity securities of MLP entities. The Fund anticipates that a substantial portion of the MLP entities in which the Fund invests will be engaged primarily in the energy, natural resources and real estate sectors of the economy. MLP affiliates include affiliates of MLPs that own general partner interests or, in some cases, subordinated units, registered or unregistered common units, or other limited partner units in an MLP. The Fund may also invest in common stock of large capitalization companies, including companies engaged primarily in such sectors. We may employ an option strategy of writing (selling) covered call options on securities which may include MLPs held in the Fund's portfolio in order to generate current income and gains. Up to 40% of the Fund's managed assets may be invested in unregistered or otherwise restricted securities, which may consist of equity securities of MLP entities and other securities of public and non-public companies, but no more than 20% of its managed assets will be invested in restricted securities issued by non-public companies. The Fund may invest a total of up to 25% of its Managed Assets in debt securities of MLP entities and non-MLP entity issuers, including securities rated below investment grade.


--------------------------------------------------------------------------------
HOW WOULD YOU DESCRIBE THE MASTER LIMITED PARTNERSHIP MARKET OVER THE LAST 12 MONTHS?

During the first half of the Fund's fiscal year, there was considerable volatility in the trading pattern for MLPs but no clear direction, following a sell-off in the MLP market in the summer of 2007. Over the last few months, the driving factor in all securities markets has been significant and severe risk aversion. Prices of essentially all publicly traded entities that do not have implicit or explicit government guarantees have dropped sharply, and MLPs are no exception. Most securities are at much lower prices than they were six or 12 months ago because of a combination of risk aversion and impairment of earnings streams and cash flows caused by current economic conditions.

Looking at MLPs more specifically, most of them are in the business of owning energy infrastructure assets. Those assets derive their cash flow either from moving the commodity through the infrastructure system from the source to the end user or from owning and selling the commodity. MLPs generally perform well when energy prices are in a normal range; however, they can have difficulty operating profitably when energy prices are too high or too low. During 2008 we've seen both: oil prices crossed the symbolic threshold of $100 per barrel on the first trading day of 2008, reached an all-time peak of $147.27 in July, then in early December plunged to $40.50, the lowest level in four years. When energy prices are too high, demand for refined products such as gasoline and jet fuel drops because individuals and businesses make an effort to reduce consumption by traveling less and through other measures. That causes volume declines for infrastructure owners who move products from where they are to where they need to be. When energy prices fall too low, new projects such as extracting natural gas from new supply areas and moving it to end users becomes less profitable or uneconomic.


                                           Annual Report | November 30, 2008 | 5

FMO | Fiduciary/Claymore MLP Opportunity Fund | QUESTIONS & ANSWERS continued


Because MLPs pay out most of their cash each year as distributions to shareholders, they need to be able to tap the capital markets on a continuing basis to finance growth. Debt financing has become very hard to obtain, and the cost of debt has increased substantially. In current market conditions, the ability to issue new equity is almost non-existent. The result is that balance sheets of MLP entities are not nearly as strong as they were a year ago. Consequently, the growth in distributions from MLP entities has slowed significantly, and some MLP entities have even had to cut their distributions.

Six months to a year ago, when the market expectation was for distribution growth of greater than 5% a year, MLPs were priced to provide yields around 7%. That made MLPs competitive with other yield-oriented investment options such as real estate investment trusts. Now, with little distribution growth projected, the market places a lower value on the cash flows from MLPs; consequently, prices have dropped, and yields are in the 12% range. Using the Alerian MLP Index (the "Index") as a benchmark for the industry, total return for the 12-month period ended November 30, 2008, was -33.98%.1


--------------------------------------------------------------------------------
HOW DID THE FUND PERFORM IN THIS MARKET ENVIRONMENT?

All Fund returns cited--whether based on NAV or market price--assume the reinvestment of all distributions. For the 12-month period ended November 30, 2008, the Fund provided a total return based on market price of -45.67% and a return of -43.55% based on NAV. Past performance is not a guarantee of future results.

Underperformance during the period relative to the Alerian MLP Index (the "Index") is driven by a combination of leverage and capitalization differences between the holdings in the portfolio and holdings in the Index. Since returns were negative, the Fund's leverage exacerbated the negative return; the Index was not leveraged.

With regard to capitalization, the Fund's portfolio was overweight smaller capitalization MLPs and underweight large-cap MLPs. During 2008, as investors became increasingly wary of risk, they tended to move into investments of greater size and liquidity, which are generally considered to be less risky; this was true for MLPs, as well as for most other types of investments.

The market value of the shares of closed-end funds fluctuates from time to time, and a fund's market value may be higher or lower than its net asset value. The closing price of the Fund's shares as of November 30, 2008, was $11.42, representing a 5.54% discount to the NAV of $12.09. On November 30, 2007, the Fund's market price closed at $22.66, which represented a discount of 1.95% to the NAV of $23.11. At its inception in December 2004, the Fund's NAV was $19.10.

Please keep in mind that the Fund is a taxable entity--meaning it recognizes either a tax liability on realized portfolio gains as well as portfolio appreciation or recognizes a deferred tax asset related to realized portfolio losses as well as portfolio depreciation and net operating losses. The intent of this process is to ensure the Fund's NAV reflects the net after-tax value of the Fund's portfolio. As of November 30, 2008, the Fund's NAV included a net deferred tax asset of $23.6 million, or $1.29 per share. Realization of the deferred tax asset is dependent on whether there will be sufficient taxable income with the carryforward periods to realize some or all of the deferred tax benefit. A valuation allowance is recorded against the deferred tax asset for that portion of the deferred tax benefit for which it is more likely than not that it will not be realized (see note 4 in Notes to Financial Statements).


--------------------------------------------------------------------------------
PLEASE TELL US ABOUT THE FUND'S DISTRIBUTIONS.

On January 2, 2008, the Board of Trustees of the Fund announced that it would increase the quarterly dividend by 1.41% to $0.360 per share, effective with the January 2008 distribution. The Board of Trustees subsequently authorized three additional dividend increases during this fiscal period: a 1.39% increase to $0.365 effective with the April 2008 distribution; a 1.37% increase to $0.370 per share effective with the July 2008 distribution; and a 0.5% increase to $0.37185 per share effective with the October 2008 distribution.


--------------------------------------------------------------------------------
HOW DID THE FUND'S LEVERAGE AFFECT PERFORMANCE DURING THIS PERIOD?

The purpose of leverage (borrowing) is to fund the purchase of additional securities that provide increased income and potentially greater appreciation to common shareholders than could be achieved from an unleveraged portfolio. Of course, leverage results in greater NAV volatility and entails more downside risk than an unleveraged portfolio.



----------------
1 The Alerian MLP Index measures the composite performance of the 50 most prominent energy MLPs, and is calculated by Standard & Poor's using a float-adjusted, capitalization-weighted methodology. An index is unmanaged and it is not possible to invest directly in an index.


6 | Annual Report | November 30, 2008

FMO |  Fiduciary/Claymore MLP Opportunity Fund | QUESTIONS & ANSWERS continued


Managing a leveraged fund in the recent environment of falling asset prices has been extremely difficult for several reasons. First, the leverage itself has contributed to the downside pressure on NAV. When the dollar amount of leverage is maintained constant as NAV falls, leverage as a percentage of NAV rises. Since leverage adds to performance only when the cost of leverage is less than the return generated by investments, the use of leverage detracted from performance during this period.

A second issue is that the lenders that provide funds for leverage have become much more cautious and demanding. In September 2008, we announced that we had refinanced the Fund's leverage, for which we formerly utilized the commercial paper conduit market, through a new borrowing facility. This facility is a prime brokerage account with an evergreen renewal feature with a 180-day cancellation period. Under the terms of this agreement, the Fund must post collateral against leverage of at least 200% of the amount of leverage outstanding. As of November 30, 2008, the Fund's leverage, net of cash, cash equivalents and pending trade settlements, was approximately 17.2% of managed assets, which represented a coverage ratio of approximately 580%. It is worth noting that official statistics regarding leverage, such as those posted on the Fund's web site, which show leverage of 24.6% of managed assets as of November 30, 2008, do not reflect the excess cash the Fund has available to pay down debt, should we decide to do so. Leverage of 24.6% of managed assets represents a coverage ratio of approximately 406%.

One positive for the performance of this Fund relative to peer group funds was that the Fund's leverage as a percentage of managed assets has been kept somewhat low. While the Fund's leverage is permitted to be as high as 33.33% of managed assets, defined as net assets plus leverage, we have generally maintained it close to 28% of managed assets. When the market began to drop in the autumn of 2008, we became more aggressive in reducing leverage. Our thinking was that even though the reduction in leverage required us to sell assets at what we considered to be low prices, the uncertainty in the market, together with pressure from lenders, made a more conservative approach to leverage seem sensible.


--------------------------------------------------------------------------------
HOW IS THE FUND POSITIONED IN TERMS OF SECTORS?

We have made some changes in the Fund's sector positioning, moving to a more conservative asset mix that is more liquid and we believe will be less subject to market volatility. We consider this positioning to be to the best advantage of shareholders while meeting the requirements of the new borrowing facility. Because of these changes, there was considerable turnover in the Fund's portfolio in October and November. In order to improve liquidity, we have reduced the Fund's exposure to some of the smaller MLPs. Also, during the year we reduced the position in coal-related MLPs, which we believe have solid growth prospects, but are more sensitive to fluctuations in commodity prices than we find comfortable at this time.

Within the MLP category, the two largest sectors by far are midstream gas and midstream oil, which together represent approximately 85% of the Index. As in prior periods, we kept the Fund invested across the MLP market but maintained most of its exposure in these two large sectors. Because midstream gas is somewhat more volatile than midstream oil, we have reduced the Fund's exposure to midstream gas and increased the percentage of assets in midstream oil.

As of November 30, 2008, midstream gas represented 32.1% of the portfolio, and midstream oil represented 43.6%, so together these two large sectors represented 75.7% of the portfolio, somewhat less than the Index. Six months earlier, at May 31, 2008, midstream gas represented 42.3% of the portfolio, and midstream oil represented 37.2%.


                                           Annual Report | November 30, 2008 | 7

FMO | Fiduciary/Claymore MLP Opportunity Fund | QUESTIONS & ANSWERS continued


--------------------------------------------------------------------------------
WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING THE FUND'S PERFORMANCE?

The Fund's portfolio was positioned with slightly smaller market capitalization than the Index and most competing funds. These securities are generally less liquid and more volatile than the largest MLPs. In a market where investors have demonstrated a strong preference for liquidity and stability, some of these holdings performed very poorly. Holdings that detracted from performance include DCP Midstream Partners L.P. (1.9% of the Fund's long-term investments as of November 30, 2008), one of the largest natural gas and processors operating in 16 states within the U.S.; Copano Energy L.L.C. (6.2% of the Fund's long-term investments as of November 30, 2008), a natural gas pipeline and processing company operating in Texas, Oklahoma and Wyoming; and EV Energy Partners L.P. (1.4% of the Fund's long-term investments as of November 30, 2008), a natural gas and oil exploration and production company based in the Appalachian Basin. In most cases, we have continued to hold these securities, which we believe have solid fundamentals and good potential for recovery.


--------------------------------------------------------------------------------
WHAT IS YOUR CURRENT OUTLOOK FOR THE MLP MARKET?

We find many reasons to be reasonably optimistic about the market, despite the current difficult conditions. As the end of the calendar year approaches, we believe many holders who bought MLP securities about a year ago when there were many new issues, are selling to take advantage of losses for tax purposes. After January 1, there may be new buyers eager to take advantage of bargain prices, establishing a stronger ownership base that may contribute to price stability.

Forced selling of MLPs by investors such as hedge funds faced with the need to reduce leverage created a supply/demand imbalance and pushed prices down. We believe that we have seen the worst of this wave of selling, and that market conditions may improve in the months ahead. We expect to see continued choppiness, but with some improvement in stability.

What is more difficult to evaluate is the long-term effect on the energy industry of the major drop in the prices of crude oil and natural gas. At the current low prices, there may be little interest in new projects, and financing for projects may be difficult to obtain. The result may be very limited growth in MLP distributions over the next several years.

On the positive side, we believe that the monetary stimulus already in place and the fiscal stimulus that seems likely under a new administration will begin to take effect, resulting in improved economic conditions. Over the long term, we believe that worldwide economic growth will result in increasing demand for energy, and that will be positive for MLPs.

We believe that MLPs offer a combination of current yield and growth potential that provides greater stability, higher income and better long-term potential than other income-oriented investments such as bonds, utility stocks or real estate investment trusts. MLPs also have a reasonable level of growth potential and tax deferral features. We believe that the correlation to other asset classes will remain low over the next few years as the credit markets settle into more normal patterns.


8 | Annual Report | November 30, 2008

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FMO | Fiduciary/Claymore MLP Opportunity Fund | QUESTIONS & ANSWERS continued


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RISKS AND OTHER CONSIDERATIONS

The views expressed in this report reflect those of the portfolio manager and Claymore only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.

RISKS OF INVESTING IN MLP UNITS. An investment in MLP units involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of MLP units have the rights typically afforded to limited partners in a limited partnership. As compared to common shareholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. There are certain tax risks associated with an investment in MLP units. Additionally, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of an MLP; for example a conflict may arise as a result of incentive distribution payments.

TAX RISKS OF INVESTING IN EQUITY SECURITIES OF MLPS. There are certain tax risks associated with an investment in MLP units. Much of the benefit the Fund derives from its investment in equity securities of MLPs is a result of MLPs generally being treated as partnerships for U.S. federal income tax purposes. A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income taxation purposes would have the effect of reducing the amount of cash available for distribution by the MLP and causing any such distributions received by the Fund to be taxed as dividend income. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investment in such MLPs would be materially reduced, which could cause a substantial decline in the value of the common shares.

Because of the Fund's concentration in MLPs, the Fund is not eligible to be treated as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. Instead, the Fund will be treated as a regular corporation for US federal income tax purposes and as a result, unlike most investment companies, will be subject to corporate income tax to the extent the Fund recognizes taxable income. The Fund believes that as a result of the tax characterization of cash distributions made by MLPs, a significant portion of the Fund's income will be tax-deferred, which will allow distributions by the Fund to its shareholders to include high levels of tax-deferred income. However, there can be no assurance in this regard. If this expectation is not realized, the Fund will have a larger corporate income tax expense than expected, which will result in less cash available to distribute to shareholders.

EQUITY SECURITIES RISK. Equity risk is the risk that MLP units or other equity securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, changes in interest rates, and the particular circumstances and performance of particular companies whose securities the Fund holds. In addition, MLP units or other equity securities held by the Fund may decline in price if the issuer fails to make anticipated distributions or dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.

CONCENTRATION RISK. Because the Fund will invest in MLP entities, a substantial portion of which are expected to be engaged primarily in the energy, natural resources and real estate sectors of the economy, such concentration may present more risks than if the Fund were broadly diversified over numerous industries and sectors of the economy.

RISKS ASSOCIATED WITH OPTIONS ON SECURITIES. There are several risks associated with transactions in options on securities. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.

CASH FLOW RISK. The Fund expects that a substantial portion of the cash flow it receives will be derived from its investments in equity securities of MLP entities. The amount and tax characterization of cash available for distribution by an MLP entity depends upon the amount of cash generated by such entity's operations. Cash available for distribution by MLP entities will vary widely from quarter to quarter and is affected by various factors affecting the entity's operations. In addition to the risks described herein, operating costs, capital expenditures, acquisition costs, construction costs, exploration costs and borrowing costs may reduce the amount of cash that an MLP entity has available for distribution in a given period.

SMALL CAPITALIZATION RISK. The Fund may invest in securities of MLP entities and other issuers that have comparatively smaller capitalizations relative to issuers whose securities are included in major benchmark indices, which present unique investment risks.

LOWER GRADE SECURITIES RISK. The Fund may invest in fixed-income securities rated below investment grade, which are commonly referred to as "junk bonds." Investment in securities of below-investment grade quality involves substantial risk of loss.

FOREIGN SECURITIES. Investing in securities of foreign companies (or foreign governments) may involve certain risks not typically associated with investing in domestic companies. The prices of foreign securities may be affected by factors not present with securities traded in the U.S. markets, including, political and economic conditions, less stringent regulation and higher volatility.

RISKS OF LEVERAGE. The Fund's use of leverage creates special risks that may adversely affect the return for the holders of common shares, including: greater volatility of the net asset value and market price of the Fund's common shares; fluctuations in the interest rates on forms of leverage; and the possibility that the increased costs associated with leverage, which would be borne entirely by holders of the Fund's common shares, may reduce the Fund's total return. Leverage is a speculative investment technique, and there can be no assurance that the Fund's potential leverage strategy will be successful. Because the fees received by Claymore Advisors, LLC (the "Investment Adviser") and Fiduciary Asset Management, LLC (the "Sub-Adviser") are based on the managed assets of the Fund (including the proceeds of any leverage), the aforementioned firms have a financial incentive for the Fund to utilize leverage, which may create a conflict of interest between them and the common shareholders.

NON-DIVERSIFIED STATUS. The Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund.

In addition to the risks described above, the Fund is also subject to:
Affiliated Party Risk, Energy Sector Risks, Other Sector Risks, Restricted Securities Risks, Cash Flow Risk, Liquidity Risk, Valuation Risk, Interest Rate Risk, Portfolio Turnover Risk, Derivatives Risk, Market Discount Risk, Other Investment Companies Risk, Royalty Trust Risk, Financial Leverage, Management Risk, and Current Developments. Please see www.claymore.com/fmo for a more detailed discussion about Fund risks and considerations.


                                           Annual Report | November 30, 2008 | 9

FMO | Fiduciary/Claymore MLP Opportunity Fund

Fund SUMMARY | AS OF NOVEMBER 30, 2008 (unaudited)


FUND STATISTICS
-------------------------------------------------------
Share Price                                      $11.42
Common Share Net Asset Value                     $12.09
Premium/(Discount) to NAV                        -5.54%
Net Assets ($000)                              $221,155
-------------------------------------------------------

TOTAL RETURNS
-------------------------------------------------------
(INCEPTION 12/28/04)          MARKET                NAV
-------------------------------------------------------
One Year                     -45.67%            -43.55%
Three Year (annualized)       -8.23%             -9.57%
Since Inception (annualized)  -7.77%             -5.48%
-------------------------------------------------------

                                         % OF LONG-TERM
TOP SECTORS                                 INVESTMENTS
-------------------------------------------------------
Midstream Oil Infrastructure                      43.6%
Midstream Gas Infrastructure                      32.1%
Coal                                               9.7%
Oil and Gas Production                             7.6%
Propane                                            6.1%
Consumer Discretionary                             0.8%
Marine Transportation                              0.1%
-------------------------------------------------------

                                         % OF LONG-TERM
TOP TEN ISSUERS                             INVESTMENTS
-------------------------------------------------------
Magellan Midstream Partners                       12.1%
Energy Transfer Partners                           9.5%
Plains All American Pipeline                       8.7%
Enbridge Energy                                    7.4%
Kinder Morgan                                      7.2%
Copano Energy                                      6.2%
Inergy                                             6.1%
Clearwater                                         5.0%
Alliance                                           4.7%
Enterprise Products Partners                       4.6%
-------------------------------------------------------

Past performance does not guarantee future results. All portfolio data is subject to change daily. For more current information, please visit www.claymore.com/fmo. The above summaries are provided for informational purposes only and should not be viewed as recommendations.

Line Chart:
SHARE PRICE & NAV PERFORMANCE
                   SHARE PRICE   NAV
11/30/06           21.87         22.49
                   22.3          22.49
                   22.42         22.49
                   22.36         22.49
                   23.35         22.49
                   22.91         22.63
                   23.05         22.63
                   23.29         22.63
                   23.2          22.63
                   22.9          22.63
                   22.76         22.73
                   22.76         22.73
                   22            22.73
                   21.9          22.73
                   22.22         22.73
                   22.12         22.52
                   22.03         22.52
                   22.12         22.52
                   22.38         22.52
                   22.79         22.7
                   22.7          22.65
                   22.2          22.65
                   22.41         22.5
                   22.31         22.5
                   22.61         22.5
                   22.79         22.5
                   21.91         22.5
                   21.95         22.15
                   21.67         22.15
                   21.28         22.15
                   21.81         22.15
                   21.97         22.37
                   22            22.37
                   21.79         22.37
                   21.6          22.37
                   22.14         22.37
                   21.69         22.84
                   21.93         22.84
                   22.06         22.84
                   22.78         22.84
                   23.05         23.31
                   23.45         23.39
                   23.45         23.39
                   23.21         23.39
                   23            23.39
                   22.43         23.39
                   22.58         23.67
                   22.74         23.67
                   22.75         23.67
                   22.69         23.67
                   22.82         23.67
                   23.3          23.7
                   23.02         23.7
                   22.89         23.7
                   23.35         23.7
                   23.81         23.87
                   23.35         23.87
                   23.34         23.87
                   23.3          23.87
                   23.46         23.89
                   23.3          24.04
                   23.42         24.04
                   23.52         24.04
                   23.57         24.04
                   23.23         24.04
                   23.4          24.05
                   23.47         24.05
                   23.44         24.05
                   23.5          24.05
                   23.45         24.05
                   23.62         24.38
                   23.65         24.38
                   23.72         24.38
                   24.12         24.38
                   24.24         24.38
                   24.53         24.81
                   24.86         24.81
                   24.75         24.81
                   24.32         24.81
                   24.11         24.81
                   23.9          24.98
                   24.33         24.95
                   24.55         24.95
                   24.69         24.95
                   24.5          24.95
                   24.91         25.31
                   25.01         25.31
                   25.1          25.31
                   24.7          25.31
                   24.5          25.08
                   24.69         25.08
                   24.52         25.08
                   24.65         25.08
                   24.96         25.08
                   24.83         25.5
                   24.68         25.5
                   24.95         25.5
                   24.8          25.5
                   24.74         25.5
                   24.79         26.16
                   24.88         26.16
                   24.92         26.07
                   24.97         26.07
                   25.14         26.07
                   25.31         25.96
                   25.4          25.96
                   25.24         25.96
                   25.35         25.96
                   25.59         25.96
                   25.4          26.53
                   25.82         26.53
                   25.79         26.53
                   25.71         26.53
                   25.1          26.53
                   24.75         26.18
                   24.73         26.18
                   24.83         26.18
                   25.29         26.18
                   25.31         26.18
                   24.19         25.74
                   23.89         25.74
                   24.39         25.74
                   24.6          25.74
                   25            26.27
                   25.15         26.27
                   25.54         26.27
                   25.55         26.27
                   25.12         26.27
                   24.5          25.91
                   24.42         25.91
                   24.45         25.91
                   24.01         25.91
                   24.18         25.91
                   24.75         25.99
                   25.44         25.99
                   25.15         25.99
                   24.98         25.99
                   24.79         25.99
                   24.86         26.29
                   24.91         26.29
                   24.83         26.29
                   24.81         26.29
                   24.56         26.29
                   24.73         26.32
                   24.36         26.48
                   24.6          26.48
                   24.67         26.48
                   24.9          26.77
                   24.95         26.77
                   25.32         26.77
                   25.21         26.77
                   25.09         26.77
                   25.41         26.77
                   25            26.77
                   24.84         26.77
                   24.7          26.77
                   24.59         26.77
                   24.78         26.95
                   24.51         26.95
                   24.78         26.95
                   24.35         26.95
                   24.33         26.95
                   23.48         26.2
                   23.28         26.2
                   23.18         26.2
                   23.46         25.9
                   23.02         25.9
                   22            24.87
                   21.96         24.87
                   21.1          24.87
                   22.45         24.87
                   23            24.87
                   22.41         23.83
                   21.93         23.83
                   22.26         23.83
                   21.83         23.83
                   21.37         23.83
                   20.35         23
                   21.25         23
                   21.5          23
                   21.75         23
                   22.15         23
                   22.43         24.13
                   22.99         24.13
                   22.78         24.13
                   22.3          24.13
                   22.53         24.13
                   22.4          23.87
                   23.06         24.03
                   23.21         24.03
                   23.5          24.03
                   23.5          24.14
                   22.98         24.14
                   22.5          24.14
                   22.46         24.14
                   22.28         24.14
                   22.51         23.51
                   22.74         23.51
                   22.57         23.51
                   23.04         23.51
                   23.19         23.51
                   22.64         23.93
                   22.68         23.93
                   23.06         23.93
                   23.15         23.93
                   22.95         23.93
                   22.7          23.08
                   22.86         23.12
                   22.6          23.12
                   22.45         23.12
                   21.9          23.12
                   22.1          22.84
                   22.5          22.84
                   22.77         22.84
                   23.23         22.84
                   23.6          22.84
                   23.25         23.56
                   23.16         23.56
                   23.2          23.56
                   23.06         23.56
                   22.94         23.56
                   22.8          23.6
                   22.35         23.6
                   22.3          23.6
                   22.45         23.6
                   22.3          23.6
                   22.43         23.6
                   22.88         23.6
                   23.65         23.6
                   23.74         23.6
                   23.84         24.04
                   23.74         23.95
                   23.68         23.95
                   23.84         23.95
                   23.76         23.95
                   23.79         23.95
                   23.6          23.3
                   23.58         23.3
                   22.75         23.3
                   22.88         23.3
                   23            23.3
                   22.9          22.92
                   22.5          22.92
                   21.7          22.92
                   21.31         22.92
                   20.85         22.43
                   20.91         22.43
                   21.05         22.43
                   20.95         22.43
                   22.72         22.43
                   22.68         22.75
                   22.66         23.11
                   22.6          23.11
                   22.35         23.11
                   22            23.11
                   22.44         22.58
                   22.16         22.58
                   21.99         22.58
                   21.79         22.58
                   21.58         22.58
                   21.3          22.44
                   21.58         22.44
                   21.19         22.44
                   21.08         22.44
                   20.89         22.44
                   20.59         22.14
                   20.79         22.14
                   20.33         22.14
                   20.2          22.14
                   20.18         23.17
                   20.8          23.17
                   20.88         23.11
                   21.46         23.11
                   22.37         23.17
                   22.35         23.17
                   22.17         23.17
                   21.8          23.17
                   22.25         23.17
                   22.42         22.86
                   22.18         22.86
                   21.75         22.86
                   21.92         22.86
                   22.11         22.86
                   22.11         21.99
                   21.25         21.99
                   19.75         21.99
                   19.6          21.99
                   20.26         21.6
                   21.03         21.6
                   21.45         21.6
                   21.31         21.6
                   22            21.6
                   21.99         22.1
                   22.5          22.1
                   22.65         22.1
                   22.23         22.1
                   21.91         22.1
                   21.59         22.03
                   21.71         22.03
                   21.84         22.03
                   21.69         22.03
                   21.94         22.03
                   21.17         21.97
                   20.79         21.97
                   21.01         21.97
                   21.22         21.97
                   21.36         21.77
                   21.48         21.77
                   21.44         21.77
                   21.71         21.77
                   22.25         21.77
                   22.19         22.19
                   22.09         21.99
                   22.06         21.99
                   22.13         21.99
                   22.09         21.99
                   21.8          21.57
                   21.35         21.57
                   20.7          21.57
                   20.82         21.57
                   20.93         21.57
                   20.73         20.8
                   20.34         20.8
                   19.8          20.8
                   20.54         20.8
                   20.5          20.8
                   20.6          19.83
                   20.89         19.83
                   20.92         19.83
                   21.02         19.83
                   20.9          20.54
                   20.91         20.54
                   20.96         20.57
                   21.24         20.57
                   22.04         21.04
                   21.89         21.13
                   22.16         21.13
                   22.33         21.13
                   22.24         21.13
                   21.9          21.13
                   22.2          21.33
                   21.75         21.33
                   21.15         21.33
                   21.43         21.33
                   21.47         21.33
                   21.23         21.18
                   21.2          21.18
                   21.25         21.18
                   21.19         21.18
                   21.24         21.18
                   21.34         21.36
                   21.74         21.36
                   21.65         21.36
                   21.26         21.36
                   21.57         21.6
                   22.1          21.54
                   22.9          21.54
                   22.2          21.54
                   21.91         21.54
                   22.17         21.54
                   22.21         21.96
                   22.18         21.96
                   22.64         21.96
                   22.32         21.96
                   22.54         21.96
                   22.42         21.9
                   22.26         21.9
                   22.6          21.9
                   22.64         21.9
                   22.38         21.9
                   22.27         21.88
                   22.4          21.88
                   22.47         21.88
                   22.59         21.88
                   22.52         21.73
                   22.7          21.9
                   22.84         21.9
                   22.65         21.9
                   22.68         21.9
                   23.2          21.99
                   23.26         21.99
                   22.89         21.99
                   22.68         21.99
                   22.72         21.99
                   22.95         21.61
                   23            21.61
                   22.61         21.61
                   22.26         21.61
                   22.15         21.61
                   22.5          21.41
                   22.35         21.41
                   22.02         21.41
                   21.5          21.41
                   21.42         21.41
                   20.93         21.03
                   20.64         21.03
                   20.67         20.71
                   20.26         20.71
                   20.6          20.71
                   20.6          20.32
                   21.1          20.32
                   20.32         20.32
                   20.51         20.32
                   20.73         20.22
                   20.07         20.22
                   19.71         20.22
                   19.14         20.22
                   18.88         20.22
                   19.25         18.88
                   19.58         18.88
                   19.95         18.88
                   20.43         18.88
                   20.32         18.88
                   20.3          18.99
                   19.85         18.99
                   20.42         18.99
                   20.15         18.99
                   20.79         18.99
                   21            19.79
                   21.26         19.79
                   21            19.79
                   20.54         19.79
                   20.04         19.79
                   20.33         19.14
                   20.68         19.14
                   20.51         19.14
                   20.02         19.14
                   19.94         19.14
                   19.88         19.44
                   19.63         19.44
                   20            19.44
                   20.96         19.44
                   21.35         19.44
                   20.81         19.57
                   20.62         19.57
                   20.7          19.57
                   20.71         19.57
                   21.35         19.57
                   21.41         19.87
                   21.14         19.83
                   20.89         19.83
                   20.83         19.83
                   20.52         19.28
                   20.24         19.28
                   20.01         19.28
                   19.76         19.28
                   19.8          19.28
                   19.65         17.75
                   19.6          17.75
                   18.67         17.75
                   17.54         17.75
                   15.9          17.75
                   16.07         15.99
                   18.12         15.99
                   18.03         15.99
                   18.01         15.99
                   17.86         15.99
                   18.25         17.4
                   18.05         17.4
                   17.28         17.4
                   18.53         16.35
                   18.5          16.35
                   17.5          15.81
                   17.85         15.81
                   15.2          15.81
                   15.11         15.81
                   14.89         15.81
                   13.27         10.5
                   10.83         10.5
                   14.45         10.5
                   14            10.5
                   12.62         10.5
                   12.09         12.66
                   13.16         12.66
                   14.98         12.66
                   15.83         12.66
                   15            12.66
                   15.2          14.33
                   16.9          14.33
                   15.85         14.33
                   16.72         14.33
                   16.74         14.33
                   16.25         14.84
                   16.24         14.9
                   15.55         14.9
                   15.15         14.9
                   14.54         14.9
                   14.9          13.82
                   14.65         13.82
                   14.16         13.82
                   14.21         13.82
                   12.63         13.82
                   13.12         12.61
                   12.5          12.61
                   12.56         12.61
                   12            12.61
                   10.95         12.61
                   10.15         10.77
                   9.5           10.77
                   11            10.77
                   11.65         10.77
                   11.6          11.81
11/30/08           11.42         12.09


Bar Chart:
DISTRIBUTIONS TO SHAREHOLDERS
Oct 05   0.3125
Jan 06   0.3125
Apr 06   0.3125
Jul 06   0.3125
Oct 06   0.3125
Jan 07   0.3275
Apr 07   0.3325
Jul 07   0.35
Oct 07   0.355
Jan 08   0.36
Apr 08   0.365
Jul 08   0.37
Oct 08   0.3719

10 | Annual Report | November 30, 2008

FMO | Fiduciary/Claymore MLP Opportunity Fund

Portfolio of INVESTMENTS | NOVEMBER 30, 2008

NUMBER
OF SHARES                                                            VALUE
--------------------------------------------------------------------------
               MASTER LIMITED PARTNERSHIPS AND MLP AFFILIATES - 115.3%

               COAL - 10.7%
     819,523   Alliance Holdings GP, L.P.                     $ 11,965,036
   1,145,621   Clearwater Natural Resources, L.P.
               (Acquired 08/01/05 and 10/02/06,
               Cost $22,912,423) (a) (b) (c)                    11,456,210
         123   Clearwater GP Holding Co.
               (Acquired 02/29/08, Cost $187,828) (a) (b) (c)      154,000
         300   Natural Resource Partners, L.P.                       4,986
--------------------------------------------------------------------------
                                                                23,580,232
--------------------------------------------------------------------------
               CONSUMER DISCRETIONARY - 1.0%
     162,680   StoneMor Partners, L.P.                           2,113,213
--------------------------------------------------------------------------
               MARINE TRANSPORTATION - 0.1%
      16,700   Teekay LNG Partners, L.P. (Marshall Islands)        233,800
--------------------------------------------------------------------------
               MIDSTREAM GAS INFRASTRUCTURE - 37.2%
   1,160,717   Copano Energy, L.L.C. (d)                        13,940,211
     190,000   Copano Energy, L.L.C.,
               Unregistered Series D Units
               (Acquired 03/14/08, Cost $4,987,500) (a) (b) (c)  1,974,062
     368,190   Crosstex Energy, L.P.                             2,201,776
     387,534   Crosstex Energy, L.P.,
               Senior Subordinated Series D Units
               (Acquired 03/23/07, Cost $10,050,005) (a) (b) (c) 2,240,823
     586,915   DCP Midstream Partners, L.P.                      4,812,703
     521,754   El Paso Pipeline Partners, L.P.                   9,203,741
     734,127   Energy Transfer Partners, L.P. (d)               24,321,628
     551,582   Enterprise Products Partners, L.P.               11,787,307
     251,451   Hiland Partners, L.P.                             2,615,090
       8,060   Spectra Energy Partners, L.P.                       161,200
      44,300   Targa Resources Partners, L.P.                      384,081
     132,690   Western Gas Partners, L.P.                        1,778,046
     322,200   Williams Partners, L.P.                           4,523,688
     151,335   Williams Pipeline Partners, L.P.                  2,232,191
--------------------------------------------------------------------------
                                                                82,176,547
--------------------------------------------------------------------------


NUMBER
OF SHARES                                                            VALUE
--------------------------------------------------------------------------
               MIDSTREAM OIL INFRASTRUCTURE - 50.5%
     667,527   Enbridge Energy Partners, L.P. (d)             $ 18,857,638
     436,625   Genesis Energy, L.P.                              4,431,744
     229,615   Global Partners, L.P.                             2,617,611
     395,200   Holly Energy Partners, L.P.                       7,907,952
     445,911   Kinder Morgan Management, L.L.C. (e)             18,393,829
   1,033,629   Magellan Midstream Partners, L.P. (d)            31,029,543
       2,400   NuStar GP Holdings, L.L.C.                           38,976
     649,851   Plains All American Pipeline, L.P.               22,218,406
     269,790   TEPPCO Partners, L.P. (d)                         6,121,535
--------------------------------------------------------------------------
                                                               111,617,234
--------------------------------------------------------------------------
               OIL AND GAS PRODUCTION - 8.8%
     363,512   Abraxas Petroleum Corp. (c)  (d)                    450,755
     525,211   Abraxas Energy Partners, L.P.
               (Acquired 05/25/07, Cost $7,605,318) (a) (b)      8,750,015
     778,888   BreitBurn Energy Partners, L.P.                   6,612,759
     276,142   EV Energy Partner, L.P.                           3,645,074
       8,196   Pioneer Southwest Energy Partners, L.P.             122,940
--------------------------------------------------------------------------
                                                                19,581,543
--------------------------------------------------------------------------
               PROPANE - 7.0%
     524,400   Inergy Holdings, L.P.                            10,750,200
     288,931   Inergy, L.P.                                      4,807,812
--------------------------------------------------------------------------
                                                                15,558,012
--------------------------------------------------------------------------
               TOTAL MASTER LIMITED PARTNERSHIPS AND MLP AFFILIATES
               (Cost $307,833,164)                             254,860,581
--------------------------------------------------------------------------
               INCENTIVE DISTRIBUTION RIGHTS - 0.0%
          43   Clearwater Natural Resources, L.P. (Acquired 08/01/05,
               Cost $0) (a) (b) (c)                                      -
--------------------------------------------------------------------------
               WARRANTS - 0.0%
     114,230   Abraxas Petroleum Corp.
               (Acquired 05/25/07, Cost $0) (a) (b) (c)             32,578
--------------------------------------------------------------------------


See notes to financial statements.

                                          Annual Report | November 30, 2008 | 11

FMO | Fiduciary/Claymore MLP Opportunity Fund | PORTFOLIO OF INVESTMENTS continued

PRINCIPAL
AMOUNT                                                               VALUE
--------------------------------------------------------------------------
               TERM LOANS - 0.5%
$  1,183,880   Clearwater Subordinate Note 11.40%, 12/03/09, NR
               (Acquired 07/08/08, 08/06/08 and 09/29/08,
               Cost $1,183,880) (a) (b) (c) (e) (f)           $  1,183,880
--------------------------------------------------------------------------

NUMBER
OF SHARES
--------------------------------------------------------------------------

               SHORT TERM INVESTMENTS - 11.7%
               MONEY MARKET FUND - 11.7%
  25,922,912   Dreyfus Treasury & Agency Cash Management -
               Investor Shares
               (Cost $25,922,912)                               25,922,912
--------------------------------------------------------------------------
               TOTAL INVESTMENTS - 127.5%
               (Cost $334,939,956)                             281,999,951
               Borrowings Outstanding -
               (32.7% of Net Assets or 25.6% of
               Total Investments)                              (72,262,708)
               Other Assets in excess of Liabilities - 5.2%     11,417,494
--------------------------------------------------------------------------
               NET ASSETS  - 100.0%                           $221,154,737
==========================================================================


L.L.C. Limited Liability Company

L.P.   Limited Partnership

MLP    Master Limited Partnership

NR     Security is not rated by Standard & Poor's or Moody's. (unaudited)

(a) Security is restricted and may be resold only in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2008, restricted securities aggregate market value amounted to $25,791,568 or 11.7% of net assets.

(b) Security is valued in accordance with Fair Valuation procedures established in good faith by the Board of Trustees. The total market value of such securities is $25,791,568 which represents 11.7% of net assets.

(c)    Non-income producing security.

(d) All or a portion of these securities have been physically segregated in connection with swap agreements.

(e)    While non-income producing, security makes regular in-kind distributions.

(f)    Floating rate security. The rate shown is as of November 30, 2008.

See notes to financial statements.


12 | Annual Report | November 30, 2008

FMO | Fiduciary/Claymore MLP Opportunity Fund

Statement of ASSETS AND LIABILITIES | NOVEMBER 30, 2008

ASSETS
   Investments in securities, at value (cost $309,017,044)                                        $256,077,039
   Short term investments (cost $25,922,912)                                                        25,922,912
--------------------------------------------------------------------------------------------------------------
      Total Investments (cost $334,939,956)                                                        281,999,951
--------------------------------------------------------------------------------------------------------------
   Cash                                                                                                482,929
   Net deferred tax asset                                                                           23,596,330
   Receivable for investments sold                                                                      84,090
   Interest receivable                                                                                  60,894
   Other assets                                                                                          8,655
--------------------------------------------------------------------------------------------------------------
      Total assets                                                                                 306,232,849
--------------------------------------------------------------------------------------------------------------
LIABILITIES
   Borrowings                                                                                       72,262,708
   Payable for investments purchased                                                                 6,261,950
   Net unrealized depreciation on interest rate swaps                                                4,149,735
   Current tax liability                                                                             1,460,109
   Interest due on borrowings                                                                          427,762
   Advisory fee payable                                                                                265,513
   Administration fee payable                                                                            6,539
   Accrued expenses and other liabilities                                                              243,796
--------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                             85,078,112
--------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                        $221,154,737
==============================================================================================================
COMPOSITION OF NET ASSETS
Common stock, $.01 par value per share;  unlimited number of shares authorized, 18,285,742
   shares issued and outstanding                                                                  $    182,857
Additional paid-in capital                                                                         259,226,124
Net unrealized depreciation on investments and swaps, net of tax                                   (36,239,634)
Accumulated net realized gain on investments, net of tax                                            20,684,956
Accumulated net investment loss, net of tax                                                        (22,699,566)
--------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                        $221,154,737
==============================================================================================================
NET ASSET VALUE
   (based on 18,285,742 common shares outstanding)                                                $      12.09
==============================================================================================================

See notes to financial statements.

                                          Annual Report | November 30, 2008 | 13

FMO | Fiduciary/Claymore MLP Opportunity Fund

Statement of OPERATIONS | FOR THE YEAR ENDED NOVEMBER 30, 2008

INVESTMENT INCOME
   Distributions from master limited partnerships
      (net of return of capital distributions received of $38,589,002)          $     30,948
      Interest                                                                       215,406
--------------------------------------------------------------------------------------------------------------
      Total income                                                                               $     246,354
--------------------------------------------------------------------------------------------------------------
EXPENSES
   Advisory fee                                                                    5,179,724
   Commercial paper issuance costs                                                   312,032
   Professional fees                                                                 228,862
   Trustees' fees and expenses                                                       143,163
   Fund accounting                                                                   117,823
   Administration fee                                                                116,293
   Printing expense                                                                  104,872
   Custodian fee                                                                      91,356
   Insurance                                                                          26,218
   NYSE listing fee                                                                   21,423
   Transfer agent fee                                                                 18,444
   Miscellaneous                                                                      15,029
   Interest expense and fees on borrowings                                         6,520,716
--------------------------------------------------------------------------------------------------------------
      Total expenses                                                                                12,895,955
--------------------------------------------------------------------------------------------------------------
      NET INVESTMENT LOSS BEFORE TAXES                                                             (12,649,601)
--------------------------------------------------------------------------------------------------------------
      Deferred tax benefit                                                                           6,597,757
      Current tax expense                                                                           (1,590,209)
--------------------------------------------------------------------------------------------------------------
      Net investment loss                                                                           (7,642,053)
--------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
   Net realized gain/(loss) on investments before taxes                                              4,519,775
   Net realized gain/(loss) on swaps                                                                   782,701
      Deferred tax expense                                                                          (2,099,070)
--------------------------------------------------------------------------------------------------------------
      Net realized gain/(loss) on investments                                                        3,203,406
--------------------------------------------------------------------------------------------------------------
   Net change in unrealized depreciation on investments before taxes                              (276,736,893)
   Net change in unrealized depreciation on swaps before taxes                                      (4,149,735)
      Deferred tax benefit                                                                         111,193,489
--------------------------------------------------------------------------------------------------------------
      Net unrealized depreciation on investments and swaps                                        (169,693,139)
--------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain/(loss) on investments and swaps                               (166,489,733)
--------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                             $(174,131,786)
==============================================================================================================

See notes to financial statements.

14 | Annual Report | November 30, 2008

FMO | Fiduciary/Claymore MLP Opportunity Fund

Statements of CHANGES IN NET ASSETS |

                                                                                    FOR THE             FOR THE
                                                                                 YEAR ENDED          YEAR ENDED
                                                                          NOVEMBER 30, 2008   NOVEMBER 30, 2007
---------------------------------------------------------------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment loss                                                         $ (7,642,053)       $ (7,169,757)
   Net realized gain/(loss) on investments                                        3,203,406           9,089,770
   Net change in unrealized appreciation/(depreciation) on investments         (169,693,139)         34,030,992
---------------------------------------------------------------------------------------------------------------
      Net increase/(decrease) in net assets resulting from operations          (174,131,786)         35,951,005
---------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
   From and In Excess of Net Investment Income                                   (1,486,710)                  -
   Return of capital                                                            (25,162,072)        (24,701,113)
---------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
   Reinvestment of dividends                                                      3,497,034             893,428
---------------------------------------------------------------------------------------------------------------
      Net increase from capital share transactions                                3,497,034             893,428
---------------------------------------------------------------------------------------------------------------
      Total increase/(decrease) in net assets                                  (197,283,534)         12,143,320

NET ASSETS
   Beginning of period                                                          418,438,271         406,294,951
---------------------------------------------------------------------------------------------------------------
   End of period (including accumulated net investment losses of
   $22,699,566 and $13,570,803, respectively, net of deferred tax)             $221,154,737        $418,438,271
===============================================================================================================

See notes to financial statements.

                                          Annual Report | November 30, 2008 | 15

FMO | Fiduciary/Claymore MLP Opportunity Fund

Statement of CASH FLOWS | FOR THE YEAR ENDED NOVEMBER 30, 2008

CASH FLOWS FROM OPERATING ACTIVITIES:
   Net decrease in net assets resulting from operations                                           $(174,131,786)
---------------------------------------------------------------------------------------------------------------
ADJUSTMENTS TO RECONCILE NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS TO
 NET CASH PROVIDED BY OPERATING AND INVESTING ACTIVITIES:
   Net change in unrealized depreciation on investments and swaps                                   280,886,628
   Net accretion of bond discount and amortization of bond premium on short term before taxes           (40,546)
   Net realized gain on investments before taxes                                                     (4,519,775)
   Purchases of long-term investments                                                              (128,443,817)
   Proceeds from sale of long-term investments                                                      243,589,876
   Net purchases of short-term investments                                                          (21,783,209)
   Increase in deferred tax benefit                                                                (115,692,175)
   Increase in receivable for investments sold                                                          (84,090)
   Increase in interest receivable                                                                      (60,894)
   Decrease in other assets                                                                             316,440
   Increase in current tax liability                                                                    910,209
   Decrease in interest due on borrowings                                                              (531,901)
   Decrease in advisory fee payable                                                                    (221,954)
   Increase in payable for investments purchased                                                      6,261,950
   Decrease in administration fee payable                                                                (4,060)
   Increase in accrued expenses and other liabilities                                                    36,703
   Return of capital distributions received from investee companies                                  38,589,002
   Adjustment to prior year estimated return of capital distributions received
      from investee companies                                                                           911,151
---------------------------------------------------------------------------------------------------------------
      Net Cash Provided by Operating Activities                                                    $125,987,752
---------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
   Payments on borrowings                                                                          (267,737,292)
   Proceeds from borrowings                                                                         165,000,000
   Distributions to Common Shareholders                                                             (23,151,748)
---------------------------------------------------------------------------------------------------------------
      Net Cash Used by Financing Activities                                                        (125,889,040)
---------------------------------------------------------------------------------------------------------------
   Net change in cash                                                                                    98,712

CASH AT BEGINNING OF PERIOD                                                                             384,217
---------------------------------------------------------------------------------------------------------------
CASH AT END OF PERIOD                                                                             $     482,929
===============================================================================================================
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION: CASH PAID DURING THE PERIOD FOR INTEREST        $   7,052,617
===============================================================================================================
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION: IN KIND STOCK DIVIDENDS RECEIVED
   DURING THE PERIOD                                                                              $   1,853,355
===============================================================================================================
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION: TAXES PAID DURING THE PERIOD                    $     680,000
===============================================================================================================
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION: DIVIDEND REINVESTMENT                           $   3,497,034
===============================================================================================================

See notes to financial statements.

16 | Annual Report | November 30, 2008

FMO | Fiduciary/Claymore MLP Opportunity Fund

Financial HIGHLIGHTS |

                                                                                                                  FOR THE PERIOD
                                                               FOR THE            FOR THE            FOR THE  DECEMBER 28, 2004*
PER SHARE OPERATING PERFORMANCE                             YEAR ENDED         YEAR ENDED         YEAR ENDED             THROUGH
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD        NOVEMBER 30, 2008  NOVEMBER 30, 2007  NOVEMBER 30, 2006   NOVEMBER 30, 2005
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $     23.11       $      22.49       $      19.78     $      19.10 (b)
--------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net investment loss (a)                                       (0.70)             (0.67)             (0.33)           (0.26)
   Net realized and unrealized gain/loss on investments          (8.85)              2.66               4.29             1.92
--------------------------------------------------------------------------------------------------------------------------------
      Total from investment operations                           (9.55)              1.99               3.96             1.66
--------------------------------------------------------------------------------------------------------------------------------
COMMON SHARES' OFFERING EXPENSES CHARGED TO PAID-IN CAPITAL          -                  -                  -            (0.04)
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
   From and In Excess of Net Investment Income                   (0.08)                 -                  -                -
   Return of capital                                             (1.39)             (1.37)             (1.25)           (0.94)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $     12.09       $      23.11       $      22.49     $      19.78
================================================================================================================================
MARKET VALUE, END OF PERIOD                                $     11.42       $      22.66       $      21.87     $      17.99
================================================================================================================================
TOTAL INVESTMENT RETURN (c)
   Net asset value                                              -43.55%              8.53%             20.70%            8.38%
   Market value                                                 -45.67%              9.70%             29.68%           -5.81%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                      $   221,155       $    418,438       $    406,295     $    357,441
Ratios to Average Net Assets applicable to
   Common Shares: (d)
   Total expenses, excluding interest expense and
      tax expense/benefit                                         1.79%              1.62%              1.69%            1.48%
   Total expenses, including interest expense and tax
      expense/benefit                                           (28.34)%             9.40%             16.89%             8.41%
   Interest expense                                               1.83%              2.13%              2.17%             1.02%
   Current and deferred tax expense/(benefit)                   (31.96)%             5.65%             13.03%             5.91%
   Net investment income/(loss), including interest expense
      and tax expense/benefit                                    28.42%             (8.40)%           (14.66)%           (7.30)%
   Net investment income/(loss), excluding interest expense
      and tax expense/benefit                                    (1.71)%            (0.62)%             0.55%            (0.37)%
Ratios to Average Managed Assets: (d)(e)
   Total expenses, excluding interest expense and
      tax expense/benefit                                         1.23%              1.18%              1.20%             1.19%
   Total expenses, including interest expense and tax
      expense/benefit                                           (19.54)%             6.86%             12.03%             6.77%
   Interest expense                                               1.26%              1.56%              1.55%             0.82%
   Current and deferred tax expense/(benefit)                   (22.03)%             4.12%              9.28%             4.76%
   Net investment income/(loss), including interest expense
      and tax expense/benefit                                    19.59%             (6.13)%           (10.44)%           (5.88)%
   Net investment income/(loss), excluding interest expense
      and tax expense/benefit                                    (1.18)%            (0.45)%             0.39%            (0.30)%
Portfolio Turnover Rate                                             22%                11%                21%               41%
Senior Indebtedness
   Total borrowings outstanding (in thousands)             $    72,263       $    175,000       $    150,000      $    150,000
   Asset coverage per $1,000 of indebtedness(f)            $     4,060       $      3,391       $      3,709      $      3,383

*    Commencement of investment operations.

(a)  Based on average shares outstanding during the period.

(b)  Before deduction of offering expenses charged to capital.

(c) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value ("NAV") or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund's Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(d)  Annualized.

(e)  Managed assets are equal to net assets plus outstanding leverage.

(f) Calculated by subtracting the Fund's total liabilities (not including the borrowings) from the Fund's total assets and dividing by the total borrowings.

See notes to financial statements.


                                          Annual Report | November 30, 2008 | 17

FMO | Fiduciary/Claymore MLP Opportunity Fund

Notes to FINANCIAL STATEMENTS | NOVEMBER 30, 2008


Note 1 - ORGANIZATION:

Fiduciary/Claymore MLP Opportunity Fund (the "Fund") was organized as a Delaware statutory trust on October 4, 2004. The Fund is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.

The Fund's investment objective is to provide a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The Fund has been structured to seek to provide an efficient vehicle through which its shareholders may invest in a portfolio of publicly traded securities of master limited partnerships ("MLPs") and MLP affiliates. MLPs combine the tax benefits of limited partnerships with the liquidity of publicly traded securities. The Fund believes that as a result of the tax characterization of cash distributions made by MLPs to their investors (such as the Fund) a significant portion of the Fund's income will be tax-deferred returns of capital, which will allow distributions by the Fund to its shareholders to include high levels of tax-deferred income. There can be no assurance that the Fund will achieve its investment objective.

Note 2 - ACCOUNTING POLICIES:

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies followed by the Fund.

(a) VALUATION OF INVESTMENTS

Readily marketable securities listed on an exchange are valued at the last reported sale price on the primary exchange or in the principal over the counter ("OTC") market on which they are traded. Readily marketable securities traded on an exchange or OTC for which there are no transactions on a given day are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Debt securities are valued by independent pricing services or dealers using the last available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Short-term securities having a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value.

For those securities whose quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Valuations in accordance with these procedures are intended to reflect each security's (or asset's) "fair value". Such "fair value" is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination should be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security,
(iii) the existence of any contractual restrictions on the security's disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company's financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

In September, 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, "Fair Valuation Measurements" ("FAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 establishes three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (i.e. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (i.e. discounted cash flow analysis; non-market based methods used to determine fair valuation). Details of the valuations as of November 30, 2008 were as follows:

DESCRIPTION                      SECURITIES      DERIVATIVES              TOTAL
--------------------------------------------------------------------------------
(value in $000s)

ASSETS
Level 1                           $ 256,208         $      -          $ 256,208
Level 2                               4,215                -              4,215
Level 3                              21,577                -             21,577
--------------------------------------------------------------------------------
Total                             $ 282,000         $      -          $ 282,000
================================================================================
LIABILITIES
Level 1                           $       -         $      -          $       -
Level 2                                   -            4,150              4,150
Level 3                                   -                -                  -
--------------------------------------------------------------------------------
Total                             $       -         $  4,150          $   4,150
================================================================================

LEVEL 3 HOLDINGS                 SECURITIES      DERIVATIVES              TOTAL
--------------------------------------------------------------------------------
Beginning Balance at 11/30/07     $  20,418         $      -          $  20,418
Total Realized Gain/Loss                  -                -                  -
Change in Unrealized Gain/Loss         (179)               -               (179)
Net Purchases and Sales               1,338                -              1,338
Net Transfers In/Out                      -                -                  -
--------------------------------------------------------------------------------
Ending Balance at 11/30/08        $  21,577         $      -          $  21,577
================================================================================

All net realized and unrealized gains/losses in the above table are reflected in the Statement of Operations. Net unrealized gains/losses relate to those investments held by the Fund at November 30, 2008.

(b) INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

Investment transactions are accounted for on the trade date.Realized gains and losses on investments are determined on the identified cost basis.Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

The Fund records the character of dividends received from MLPs based on estimates made at the time such distributions are received.These estimates are based upon a historical review of information available from each MLP and other industry sources.The Fund's characterization of the estimates may subsequently be revised based on information received from MLPs after their tax reporting periods conclude.

For the year ended November 30,2008,the Fund estimated approximately 0.1% of its distributions from MLPs as investment income and approximately 99.9% as return of capital,which is reflected in the Statement of Operations.

Subsequent to November 30, 2007, the Fund reclassified the amount of investment income and return of capital it recognized based on the 2007 tax reporting information received from the individual MLPs. This reclassification amounted to a decrease in pre-tax net investment income of approximately $0.9 million ($0.5 million net of deferred tax benefit), and a corresponding increase in unrealized appreciation of investments of approximately $0.9 million ($0.5 million net of deferred tax benefit). The reclassification is reflected in the year ended November 30, 2008.


18 | Annual Report | November 30, 2008

FMO | Fiduciary/Claymore MLP Opportunity Fund | NOTES TO FINANCIAL STATEMENTS continued


(c) SWAPS

A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into swap agreements to manage its exposure to interest rates and/or credit risk or to generate income. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest. The swaps are valued daily at current market value and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Fund's basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Realized gain (loss) upon termination of swap contracts is recorded on the Statement of Operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation (depreciation) of swap contracts. Net periodic payments received by the Fund are included as part of realized gains (losses) and, in the case of accruals for periodic payments, are included as part of unrealized appreciation (depreciation) on the Statement of Operations.

(d) DISTRIBUTIONS TO SHAREHOLDERS

The Fund intends to make quarterly distributions to shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with U.S. generally accepted accounting principles which may differ from their ultimate characterization for federal income tax purposes. The Fund anticipates that a significant portion of its distributions will be comprised of return of capital as a result of the tax character of cash distributions made by MLPs. The Fund is unable to make final determinations as to the tax character of the distributions to shareholders until after the end of the calendar year. The Fund will inform shareholders of the final tax character of the distributions on IRS Form 1099 DIV in January 2009.


Note 3 - INVESTMENT ADVISORY AGREEMENT, SUB-ADVISORY AGREEMENT AND OTHER
         AGREEMENTS:

Pursuant to an Investment Advisory Agreement (the "Advisory Agreement") between the Fund and Claymore Advisors, LLC (the "Adviser"), the Adviser will furnish offices, necessary facilities and equipment, oversee the activities of Fiduciary Asset Management, LLC (the "Sub-Adviser"), provide personnel including certain officers required for its administrative management and pay the compensation of all officers and Trustees of the Fund who are its affiliates. As compensation for these services, the Fund will pay the Adviser an annual fee, payable monthly, in an amount equal to 1.00% of the Fund's average daily Managed Assets (net assets plus any assets attributable to financial leverage).

Pursuant to a Sub-Advisory Agreement (the "Sub-Advisory Agreement") between the Fund, the Adviser and the Sub-Adviser, the Sub-Adviser under the supervision of the Fund's Board of Trustees and the Adviser, provides a continuous investment program for the Fund's portfolio; provides investment research and makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and Trustees of the Fund who are its affiliates. As compensation for its services, the Adviser pays the Sub-Adviser a fee, payable monthly, in an annual amount equal to 0.50% of the Fund's average daily Managed Assets.

Under a separate Fund Administration agreement, the Adviser provides Fund Administration services to the Fund. As compensation for services performed under the Administration Agreement, the Adviser receives an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:

MANAGED ASSETS                                              RATE
----------------------------------------------------------------
First $200,000,000                                       0.0275%
Next $300,000,000                                        0.0200%
Next $500,000,000                                        0.0150%
Over $1,000,000,000                                      0.0100%

The Bank of New York Mellon ("BNY") acts as the Fund's custodian, accounting agent and transfer agent. As custodian, BNY is responsible for the custody of the Fund's assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BNY is responsible for performing transfer agency services for the Fund.


Note 4 - FEDERAL INCOME TAXES:

The Fund will be treated as a regular corporation, or "C" corporation, for U.S. federal income tax purposes. Accordingly, the Fund generally will be subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%). In addition, as a regular corporation, the Fund will be subject to various state income taxes by reason of its investments in MLPs. The Fund may be subject to a 20% alternative minimum tax to the extent that it exceeds the Fund's regular income tax liability. The amount to which the Fund is required to pay U.S. corporate income tax or alternative minimum tax could materially reduce the Fund's cash available to make distributions on Common Shares.

Information on the tax components of investments as of November 30, 2008 is as follows:

     COST OF                                      NET TAX          NET TAX
 INVESTMENTS     GROSS TAX     GROSS TAX       UNREALIZED       UNREALIZED
     FOR TAX    UNREALIZED    UNREALIZED     DEPRECIATION     DEPRECIATION
    PURPOSES  APPRECIATION  DEPRECIATION   ON INVESTMENTS   ON DERIVATIVES
--------------------------------------------------------------------------
$312,421,981   $33,948,939  ($64,370,969)    ($30,422,030)     ($3,891,164)

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for tax purposes. The Fund will accrue deferred income taxes for its future tax liability or benefit associated with that portion of MLP distributions considered to be a tax-deferred return of capital as well as capital appreciation or depreciation of its investments. For purposes of estimating a deferred tax asset or liability for financial statement reporting and determining its net asset value, the Fund will be required to rely, to some extent, on information provided by MLPs in which it invests. Such information may not be received in a timely manner. Accordingly, the Fund will, from time to time, modify its estimates or assumptions regarding its deferred tax liability as new information becomes available. Upon the sale of an equity security in an MLP, the Fund generally will be liable for any previously deferred taxes. The Fund's income tax provision consists of the following:

Current taxes*                                                 $      1,590,209
Deferred federal income taxes benefit                          $    (94,151,255)
Deferred state income taxes benefit                            $    (21,540,921)
--------------------------------------------------------------------------------
Total current and deferred tax expense benefit                 $   (114,101,967)
--------------------------------------------------------------------------------
*Includes foreign income taxes of $435,700.


                                          Annual Report | November 30, 2008 | 19

FMO | Fiduciary/Claymore MLP Opportunity Fund | NOTES TO FINANCIAL STATEMENTS continued

Total income tax benefit differs from the amount computed by applying the federal statutory income tax rate of 35% to net investment income and realized and unrealized gains before taxes as follows:

                                                                            RATE
--------------------------------------------------------------------------------
Application of statutory income tax rate benefit    $100,881,814          35.00%
State income taxes benefit                            13,655,853           4.74%
Foreign income taxes                                    (435,700)         -0.15%
--------------------------------------------------------------------------------
Total benefit                                       $114,101,967          39.59%
--------------------------------------------------------------------------------

Components of the Fund's net deferred tax asset as of November 30, 2008 are as follows:

DEFERRED TAX ASSETS:
Unrealized loss on investments                                     $ 14,013,620
Net operating loss carryforward                                      12,575,662
Valuation allowance                                                  (2,992,952)
--------------------------------------------------------------------------------
Deferred tax asset                                                   23,596,330
--------------------------------------------------------------------------------

DEFERRED TAX LIABILITIES:
Gross deferred tax liability                                       $         --
--------------------------------------------------------------------------------
Net deferred tax asset                                             $ 23,596,330
--------------------------------------------------------------------------------

At November 30, 2008, November 30, 2007 and November 30, 2006, the Fund recorded a valuation allowance against its deferred tax assets in the amount of $652,188, $1,665,241 and $675,523, respectively. This allowance occurred because it is unlikely that the Fund will be able to use net operating losses sourced to states (other than Illinois) because it is not projected that the Fund will have future taxable income sourced to these states. For the remaining deferred tax asset, a valuation allowance has not been recorded as the Fund believes it is more than likely than not that there will be sufficient future taxable income, primarily related to distributions to be received from portfolio companies, to allow the Fund to realize these deferred tax assets.

As of November 30, 2008, for federal income tax purposes, the Fund anticipates utilizing $1,486,710 of net operating loss carryforward. The Fund had a remaining net operating loss carryforward of $25,269,665. The net operating loss carryforward is set to expire as follows: $14,935,679 in 2026 and $10,333,986 in 2027.

On July 13, 2006, the FASB released FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has evaluated the implications of FIN 48 and has determined it does not have any impact on the financial statements as of November 30, 2008.

Tax years for 2005, 2006 and 2007 are still subject to examination by major jurisdictions.


Note 5 - AFFILIATED COMPANIES:

During the period, the Fund owned shares of the following affiliated companies. Affiliated companies are defined by the 1940 Act, as amended, as those companies in which a Fund holds 5% or more of the outstanding voting securities.

                                                        RETURN
                                                    OF CAPITAL     MARKET
                                       DIVIDEND  DISTRIBUTIONS      VALUE
NAME                           SHARES    INCOME       RECEIVED    11/30/08         COST
---------------------------------------------------------------------------------------
Holly Energy Partners, L.P.   395,200         -     $1,356,289  $7,907,952  $12,896,075

Affiliate transactions during the year ended November 30, 2008 were:

                                                                                                    RETURN
                                                                                 REALIZED       OF CAPITAL
                               SHARES        GROSS          GROSS     SHARES        GAIN/    DISTRIBUTIONS
NAME                         11/30/07    ADDITIONS     REDUCTIONS   11/30/08        (LOSS)        RECEIVED
----------------------------------------------------------------------------------------------------------
Holly Energy Partners, L.P.   624,150       11,800       (240,750)   395,200  $ 1,132,167      $ 1,356,289

As of November 30,2008, the Fund does not own 5% or more of the outstanding voting securities of any of the companies held in the Fund.


Note 6 - INVESTMENTS IN SECURITIES:

For the year ended November 30, 2008, purchases and sales of investments, excluding short-term securities, were $128,443,817 and $243,589,876, respectively.


Note 7 - SWAP AGREEMENTS:

The Fund entered into interest rate swap agreements during the year ended November 30, 2008. As of November 30, 2008, the Fund had swaps with a total notional value of $120,000,000 outstanding. Details of the swap agreements outstanding as of November 30, 2008 were as follows:

                               NOTIONAL                               UNREALIZED
                TERMINATION      AMOUNT   FIXED                    APPRECIATION/
COUNTERPARTY           DATE       (000)    RATE    FLOATING RATE  (DEPRECIATION)
--------------------------------------------------------------------------------
Merrill Lynch    01/30/2011    $ 30,000   3.05%    1-Month LIBOR    $  (993,957)
Merrill Lynch    01/30/2013    $ 30,000   3.49%    1-Month LIBOR     (1,472,619)
Morgan Stanley   02/07/2011    $ 30,000   2.92%    1-Month LIBOR       (843,843)
Morgan Stanley   03/19/2013    $ 30,000   3.13%    1-Month LIBOR       (839,316)
--------------------------------------------------------------------------------
                                                                    $(4,149,735)
--------------------------------------------------------------------------------
For each swap noted, the Fund is obligated to pay the fixed rate and entitled to receive the floating rate.


Note 8 - BORROWINGS:

Through September 29, 2008, the Fund had access to a $175,000,000 line of credit through a commercial paper conduit funding agreement. Interest on the amount borrowed was based on the prevailing commercial paper rate plus 0.35%. An unused commitment fee of 0.15% was charged on the difference between the credit line of $175,000,000 and the amount borrowed. Effective September 30, 2008, the Fund's $175,000,000 commercial paper conduit funding agreement was terminated. The remaining issuance cost associated with the commercial paper conduit was expensed during the 2008 fiscal year.

On September 30, 2008, the Fund entered into a $155,000,000 credit facility agreement. The Fund incurred an issuance cost of 0.25% on the credit facility. Interest on the amount borrowed is based on the 3-month LIBOR plus 1.50%. An unused fee of 1.15% is charged on the difference between the $155,000,000 credit facility and the amount borrowed. At November 30, 2008 there was $72,262,708 outstanding in connection with the Fund's credit facility.

The average daily amount of borrowings on both the commercial paper and the credit facilities during the year ended November 30, 2008 was $160,959,023 with a related weighted average interest rate of 4.05%, inclusive of the program fees. The maximum amount outstanding during the year ended November 30, 2008, was $175,000,000.

Note 9 - CAPITAL:

COMMON SHARES

The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 18,285,742 issued and outstanding.


20 | Annual Report | November 30, 2008

FMO | Fiduciary/Claymore MLP Opportunity Fund | NOTES TO FINANCIAL STATEMENTS continued


Transactions in common shares were as follows:

                                                  YEAR ENDED         YEAR ENDED
                                           NOVEMBER 30, 2008  NOVEMBER 30, 2007
--------------------------------------------------------------------------------
Beginning shares                                  18,105,218         18,067,021
Shares issued through dividend reinvestment          180,524             38,197
--------------------------------------------------------------------------------
Ending shares                                     18,285,742         18,105,218
--------------------------------------------------------------------------------
At November 30, 2008, Claymore Advisors, LLC, the Fund's investment adviser and administrator, owned 5,490 shares.

Note 10 - CONCENTRATION OF RISK:

Because the Fund is focused in MLP entities in the energy, natural resources and real estate sectors of the economy, such concentration may present more risks than if the Fund were broadly diversified over numerous industries and sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have a larger impact on the Fund than on an investment company that does not concentrate in such sectors. At times, the performance of securities of companies in the energy, natural resources and real estate sectors of the economy may lag the performance of other sectors or the broader market as a whole.

An investment in MLP units involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of MLP units have the rights typically afforded to limited partners in a limited partnership. As compared to common shareholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. There are certain tax risks associated with an investment in MLP units. Additionally, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of an MLP; for example a conflict may arise as a result of incentive distribution payments.

Note 11 - RESTRICTED SECURITIES:

The Fund may invest up to 40% of its Managed Assets in unregistered or otherwise restricted securities. Restricted securities are securities that are unregistered, held by control persons of the issuer or are subject to contractual restrictions on resale. The Fund will typically acquire restricted securities in directly negotiated transactions. Restricted securities are fair valued in accordance with procedures established by the Fund's Board of Trustees. As of November 30, 2008, the Fund held the following restricted securities:

                                                                                        FAIR          PRICE AT
                                          DATE OF                      CURRENT        MARKET  ACQUISITION DATE      11/30/2008
SECURITY                              ACQUISITION        SHARES           COST         VALUE     (UNRESTRICTED)***       PRICE
------------------------------------------------------------------------------------------------------------------------------
Abraxas Energy Partners, L.P.           5/25/2007       525,211    $ 7,605,318   $ 8,750,015         $   16.66      $    16.66

Abraxas Petroleum Corp.*                5/25/2007       114,230    $         -   $    32,578                 -      $   0.2852

Clearwater GP Holding Co.               2/29/2008           123    $   187,828   $   154,000         $1,252.03      $ 1,252.03

Clearwater Natural Resources, L.P.**     8/1/2005            43    $         -   $         -                 -               -

Clearwater Natural Resources, L.P.       8/1/2005       892,857    $17,857,143   $ 8,928,570                 -      $    10.00

Clearwater Natural Resources, L.P.      10/2/2006       252,764    $ 5,055,280   $ 2,527,640                 -      $    10.00

Clearwater Subordinate Note              7/8/2008       212,000    $   212,000   $   212,000         $  100.00      $   100.00

Clearwater Subordinate Note              8/6/2008       212,000    $   212,000   $   212,000         $  100.00      $   100.00

Clearwater Subordinate Note             9/29/2008       759,880    $   759,880   $   759,880         $  100.00      $   100.00

Copano Energy, L.L.C.,
Unregistered Series D Units             3/14/2008       190,000    $ 4,987,500   $ 1,974,062         $   34.05      $    10.39

Crosstex Energy, L.P., Senior
Subordinated Series D Units             3/23/2007       387,534    $10,050,005   $ 2,240,823         $   34.65      $     5.78
                                                                   =========================
Total                                                              $46,926,954   $25,791,568
                                                                   =========================

*  Warrants.
** Incentive Distribution Rights.
***Valuation of unrestricted common stock on the acquisition date of the restricted securities.

Note 12 - ACCOUNTING PRONOUNCEMENTS:

In March 2008, the FASB issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities." This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments; b) how derivatives instruments and related hedge fund items are accounted for; and c) how derivative instruments and related hedge items affect a fund's financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of November 30, 2008, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

Note 13 - INDEMNIFICATIONS:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 14 - SUBSEQUENT EVENTS:

Subsequent to November 30, 2008, the Fund declared a quarterly dividend of $0.37185 per share. This dividend is payable on January 30, 2009 to shareholders of record on January 15, 2009.

Effective January 7, 2009, Clearwater Natural Resources, L.P. and its affiliates filed for bankruptcy in the United States Bankruptcy Court for the Eastern District of Kentucky. Consequently, effective January 8, 2009, the pricing committee decreased the valuation of Clearwater Natural Resources L.P. and Clearwater GP Holding Co. to $0.00 per share. Additionally, the pricing committee reduced the valuation of the Clearwater Subordinated Notes from $100.00 to $35.00. The net effect to the Fund as a result of these reduced valuations was a decrease in net assets of $12,379,732.


                                          Annual Report | November 30, 2008 | 21

FMO | Fiduciary/Claymore MLP Opportunity Fund

Report of INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND

We have audited the accompanying statement of assets and liabilities of Fiduciary/Claymore MLP Opportunity Fund, (the "Fund"), including the portfolio of investments, as of November 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years then ended, the statement of cash flows for the year then ended, and the financial highlights for each of the three years then ended and for the period from December 28, 2004 (commencement of operations) through November 30, 2005. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2008, by correspondence with the Fund's custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fiduciary/Claymore MLP Opportunity Fund as of November 30, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended, the cash flows for the year then ended, and financial highlights for each of the three years then ended and for the period from December 28, 2004 (commencement of operations) through November 30, 2005, in conformity with U.S generally accepted. accounting principles.

/s/ Ernst & Young LLP

Chicago, Illinois
January 27, 2009


22 | Annual Report | November 30, 2008

FMO |  Fiduciary/Claymore MLP Opportunity Fund

Supplemental INFORMATION | (unaudited)



FEDERAL INCOME TAX INFORMATION

In January 2009, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2008.


RESULTS OF SHAREHOLDER VOTES

The Annual Meeting of Shareholders of the Fund was held on July 22, 2008. Common shareholders voted on the election of Trustees.

With regard to the election of the following Class III Trustees by common shareholders of the Fund:

                                 # OF SHARES         # OF SHARES
                                    IN FAVOR            WITHHELD
----------------------------------------------------------------
Robert B. Karn III                15,903,754             171,701
John M. Roeder                    15,905,571             169,884
Ronald E. Toupin, Jr.             15,900,532             174,923

The other Trustees of the Fund whose terms did not expire in 2008 are Randall C. Barnes, Joseph E. Gallagher, Jr., Nicholas Dalmaso, Howard H. Kaplan, and Ronald
A. Nyberg.

TRUSTEES

The Trustees of the Fiduciary/Claymore MLP Opportunity Fund and their principal occupation during the past five years:

                                                                                                NUMBER OF
                                                                                                FUNDS IN
NAME, ADDRESS*, YEAR OF             TERM OF OFFICE**    PRINCIPAL OCCUPATIONS DURING            FUND COMPLEX***  OTHER
BIRTH AND POSITION(S)               AND LENGTH OF       THE PAST FIVE YEARS AND                 OVERSEEN BY      DIRECTORSHIPS
HELD WITH REGISTRANT                TIME SERVED         OTHER AFFILIATIONS                      TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
Randall C. Barnes                   Since 2004          Private Investor (2001-present).        43               None
Year of birth: 1951                                     Formerly, Senior Vice President &
Trustee                                                 Treasurer PepsiCo, Inc.
                                                        (1993-1997), President, Pizza Hut
                                                        International (1991-1993) and
                                                        Senior Vice President, Strategic
                                                        Planning and New Business
                                                        Development (1987-1990) of PepsiCo,
                                                        Inc. (1987-1997).
------------------------------------------------------------------------------------------------------------------------------------
Howard H. Kaplan                    Since 2004          Partner of Stinson Morrison Hecker      2                None
Year of birth: 1969                                     LLP, a law firm providing legal
Trustee                                                 advice in business law and
                                                        litigation matters (2007-present).
                                                        Formerly, principal of Blumenfeld,
                                                        Kaplan & Sandweiss P.C., a law firm
                                                        providing legal advice in business
                                                        law and litigation (1994-2007).
------------------------------------------------------------------------------------------------------------------------------------
Robert B. Karn III                  Since 2004          Consultant (1998-present).              2                Director of Peabody
Year of birth: 1942                                     Previously, Managing Partner,                            Energy Company, GP
Trustee                                                 Financial and Economic Consulting,                       Natural Resource
                                                        St. Louis office of Arthur                               Partners LLC and
                                                        Andersen, LLP.                                           Kennedy Capital
                                                                                                                 Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Ronald A. Nyberg                    Since 2004          Partner of Nyberg & Cassioppi, LLC,     46               None
Year of birth: 1953                                     a law firm specializing in
Trustee                                                 corporate law, estate planning and
                                                        business transactions
                                                        (2000-present). Formerly, Executive
                                                        Vice President, General Counsel and
                                                        Corporate Secretary of Van Kampen
                                                        Investments (1982-1999).
------------------------------------------------------------------------------------------------------------------------------------
John M. Roeder                      Since 2005          Financial consultant                    2                Director,
Year of birth: 1943                                     (1999-present). Formerly, Director                       LMI Aerospace.
Trustee                                                 in Residence at The Institute for
                                                        Excellence in Corporate Governance
                                                        of the University of Texas at
                                                        Dallas School of Management
                                                        (2005-2007). Office Managing
                                                        Partner, Arthur Andersen, LLP.
                                                        (1966-1999)
------------------------------------------------------------------------------------------------------------------------------------
Ronald E. Toupin, Jr.               Since 2004          Retired. Formerly, Vice President,      43               None
Year of Birth: 1958                                     Manager and Portfolio Manager of
Trustee                                                 Nuveen Asset Management
                                                        (1998-1999), Vice President of
                                                        Nuveen Investment Advisory Corp.
                                                        (1992-1999), Vice President and
                                                        Manager of Nuveen Unit Investment
                                                        Trusts (1991-1999), and Assistant
                                                        Vice President and Portfolio
                                                        Manager of Nuveen Unit Investment
                                                        Trusts (1988-1999), each of John
                                                        Nuveen & Co., Inc. (1982-1999).
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
Nicholas Dalmaso+                   Since 2004          Attorney. Formerly, Senior Managing     45               None
Year of birth: 1965                                     Director and Chief Administrative
                                                        Officer (2007-2008) and General
                                                        Counsel (2001-2007) of Claymore
                                                        Advisors, LLC and Claymore
                                                        Securities, Inc. Formerly,
                                                        Assistant General Counsel, John
                                                        Nuveen and Company, Inc.
                                                        (1999-2000). Former Vice President
                                                        and Associate General Counsel of
                                                        Van Kampen Investments, Inc.
                                                        (1992-1999).
------------------------------------------------------------------------------------------------------------------------------------
Joseph E. Gallagher, Jr.++          Since 2004          Executive Managing Director and         2                Member of the Board
8235 Forsyth Boulevard Suite 700                        Chief Operating Officer of                               of Directors for
St. Louis, MO 63105                                     Fiduciary Asset Management, LLC                          the Rossman School.
Year of birth: 1956                                     (1994-present). Member of the St.
Trustee                                                 Louis Chapter of the National
                                                        Association for Business Economics.
------------------------------------------------------------------------------------------------------------------------------------

* Address for all Trustees unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532

** After a Trustee's initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:

     -Messrs. Barnes and Dalmaso, as Class I trustees, are expected to stand for re-election at the Fund's 2009 annual meeting of shareholders.

     -Messrs. Gallagher, Kaplan and Nyberg, as Class II trustees, are expected to stand for re-election at the Fund's 2010 annual meeting of shareholders.

     -Messrs. Roeder, Toupin and Karn, as Class III trustees, are expected to stand for re-election at the Fund's 2011 annual meeting of shareholders.

*** The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc.

+ Mr. Dalmaso is an "interested person" (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his former position as an officer of, and his equity ownership in, the Fund's Investment Adviser and certain of its affiliates.

++ Mr. Gallagher is an "interested person" (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Fiduciary Asset Management, LLC, the Fund's Sub-Adviser.

                                          Annual Report | November 30, 2008 | 23

FMO | Fiduciary/Claymore MLP Opportunity Fund | SUPPLEMENTAL INFORMATION (unaudited) continued


OFFICERS
The Officers of the Fiduciary/Claymore MLP Opportunity Fund and their principal occupation during the past five years:

NAME, ADDRESS*, YEAR OF BIRTH AND  TERM OF OFFICE** AND   PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS
POSITION(S) HELD WITH REGISTRANT   LENGTH OF TIME SERVED  AND OTHER AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS:
------------------------------------------------------------------------------------------------------------------------------------
J. Thomas Futrell                  Since 2008             Senior Managing Director and Chief Investment Officer of Claymore
Year of birth: 1955                                       Advisors, LLC and Claymore Securities, Inc. (2008-present). Formerly,
Chief Executive Officer                                   Managing Director of Research, Nuveen Asset Management (2000-2007).
------------------------------------------------------------------------------------------------------------------------------------
Kevin M. Robinson                  Since 2008             Senior Managing Director and General Counsel of Claymore Advisors,
Year of birth: 1959                                       LLC, ClaymoreSecurities, Inc. and Claymore Group, Inc. (2007-present).
Chief Legal Officer                                       Formerly, Associate General Counsel and Assistant Corporate Secretary
                                                          of NYSE Euronext, Inc. (2000-2007).
------------------------------------------------------------------------------------------------------------------------------------
Steven M. Hill                     Since 2004             Senior Managing Director of Claymore Advisors, LLC and Claymore
Year of birth: 1964                                       Securities, Inc. (2005-present). Previously, Chief Financial Officer
Chief Financial Officer,                                  of Claymore Group Inc. (2005-2006). Managing Director of Claymore
Chief Accounting Officer                                  Advisors, LLC and Claymore Securities, Inc. (2003-2005). Treasurer of
and Treasurer                                             Henderson Global Funds and Operations Manager for Henderson Global
                                                          Investors (North America) Inc., (2002-2003); Managing Director,
                                                          FrontPoint Partners LLC (2001-2002); Vice President, Nuveen
                                                          Investments (1999-2001); Chief Financial Officer, Skyline Asset
                                                          Management LP, (1999); Vice President, Van Kampen Investments and
                                                          Assistant Treasurer, Van Kampen mutual funds (1989-1999).
------------------------------------------------------------------------------------------------------------------------------------
Bruce Saxon                        Since 2006             Vice President - Fund Compliance Officer of Claymore Advisors, LLC
Year of birth: 1957                                       (Feb. 2006-present). Previously, Chief Compliance Officer/Assistant
Chief Compliance Officer                                  Secretary of Harris Investment Management, Inc. (2003-2006).
                                                          Director-Compliance of Harrisdirect LLC (1993-2003).
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Mathiasen                  Since 2007             Assistant Vice President, Assistant General Counsel of Claymore Group,
Secretary                                                 Inc. (2007 to present). of certain funds in the Fund Complex.
Year of Birth: 1978                                       Previously, Law Clerk for the Idaho State Courts (2003-2007).
------------------------------------------------------------------------------------------------------------------------------------
Charles D. Walbrandt               Since 2008             Founding Principal, Chief Executive Officer & Chief Investment Officer
Year of birth: 1938                                       of Fiduciary Asset Management, LLC (1994-present).
Vice President
------------------------------------------------------------------------------------------------------------------------------------
James Cunnane, Jr.                 Since 2007             Managing Director, Senior Portfolio Manager (1996-present) of Fiduciary
Year of birth: 1970                                       Asset Management, LLC.
Vice President
------------------------------------------------------------------------------------------------------------------------------------

*  Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532
** Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.


24 | Annual Report | November 30, 2008

FMO | Fiduciary/Claymore MLP Opportunity Fund

Dividend Reinvestment PLAN | (unaudited)


Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by The Bank of New York Mellon (the "Plan Administrator"), Administrator for shareholders in the Fund's Dividend Reinvestment Plan (the "Plan"), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder's common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a "Dividend") payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants' accounts, depending upon the circumstances described below, either
(i) through receipt of additional unissued but authorized common shares from the Fund ("Newly Issued Common Shares") or (ii) by purchase of outstanding common shares on the open market ("Open-Market Purchases") on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant's account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants. There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, BNY Mellon Shareowner Services, PO Box 358015, Pittsburgh, PA 15252-8015, Phone Number: (866) 488-3559.


                                          Annual Report | November 30, 2008 | 25

FMO | Fiduciary/Claymore MLP Opportunity Fund

Board Considerations Regarding Investment Advisory AGREEMENT AND INVESTMENT SUB-ADVISORY AGREEMENT CONTRACT RE-APPROVAL | (unaudited)


On November 11, 2008, the Board of Trustees (the "Board") of the Fiduciary/Claymore MLP Opportunity Fund (the "Fund"), including those trustees who are not "interested persons" as defined by the Investment Company Act of 1940 (the "Independent Trustees"), on the recommendation of the Nominating & Governance Committee (referred to as the "Committee" and consisting solely of the Independent Trustees) of the Board of the Fund, renewed: (1) the investment advisory agreement ("Investment Advisory Agreement") between the Fund and Claymore Advisors, LLC ("Adviser") and (2) the investment sub-advisory agreement ("Investment Sub-Advisory Agreement") among the Adviser, the Fund and Fiduciary Asset Management, LLC ("Sub-Adviser"). (The Investment Advisory Agreement and the Investment Sub-Advisory Agreement are together referred to as the "Advisory Agreements.") As part of its review process, the Committee was represented by independent legal counsel. The Board and Committee reviewed materials received from the Adviser, the Sub-Adviser and independent legal counsel. The Board and Committee members had previously received, throughout the year, Board meeting information regarding performance and operating results of the Fund.

In preparation for their review, the Committee members communicated with independent legal counsel regarding the nature of information to be requested for evaluation, and independent legal counsel, on behalf of the Committee, sent a formal request for information. The Adviser and the Sub-Adviser provided extensive information in response to the request. Among other information, the Adviser and Sub-Adviser provided general information to assist the Committee in assessing the nature and quality of services provided by the Adviser and Sub-Adviser and information comparing the investment performance, advisory fees and total expenses of the Fund to other funds, information about the profitability from the Advisory Agreements to each of the Adviser and the Sub-Adviser and compliance matters regarding each of the Adviser and the Sub-Adviser.

Based upon its review, the Board and the Committee concluded that it was in the best interest of the Fund to renew each of the Advisory Agreements. In reaching this conclusion for the Fund, no single factor was determinative in the Board's analysis, but rather the Board considered a variety of factors.

INVESTMENT ADVISORY AGREEMENT

With respect to the nature, extent and quality of services provided by the Adviser, the Board noted that the Adviser had delegated responsibility for the investment and reinvestment of the Fund's assets to the Sub-Adviser. The Board considered the Adviserresponsibility to oversee the Sub-Adviser and that the Adviser has similar oversight responsibilities for other registered funds for which it serves as investment adviser. The Board reviewed financial information regarding the Adviser and its parent company and considered the parent company's guaranty of the Adviser's obligations under the Investment Advisory Agreement. The Board also considered the secondary market support services provided by the Adviser to the Fund. The Board members considered the experience and qualifications of the Adviser's Sub-Advisory Oversight Group and personnel providing compliance oversight. Specifically, the Board noted the ongoing oversight activities performed by the Adviser, including on-site compliance diligence visits and monitoring of compliance with policies and procedures and with the Fund's investment policies. After considering these factors, the Board concluded that the Adviser and its personnel were qualified to serve the Fund in such capacity.

The Board considered the Fund's investment performance by reviewing the Fund's total return on a net asset value and market price basis for the three month, six month, one year and since inception periods ended August 31, 2008 and compared it to comparable performance of a peer group of closed-end funds that invest at least eighty percent (80%) of their assets in energy-related equity securities ("peer group of funds") for the same time periods. The Board received updated performance information for the Fund through October 17, 2008 for its October 20 and 21, 2008 meeting. The Board noted that the Fund's investment results were consistent with the Fund's investment objective and met expectations. The Board also considered the Fund's use of leverage and the impact of the leverage on the Fund's performance. The Board also considered that the Adviser does not directly control investment performance but had delegated such duties to the Sub-Adviser. The Board concluded that the Adviser had appropriately reviewed and monitored the Sub-Adviser's investment performance and efforts to seek the Fund's investment objective, and that the Adviser's performance was satisfactory.

The Board compared the Fund's advisory fee (which includes the subadvisory fee paid to the Sub-Adviser) and expense ratio to the peer group of funds and to the advisory fee that the Adviser charges to other closed-end funds for which it serves as adviser. The Board also reviewed the mean and median advisory fees and expense ratios of the peer group of funds. The Board concluded that the Fund's advisory fee was reasonable.

With respect to the costs of services to be provided and profits realized by the Adviser from its relationship with the Fund, the Board reviewed information regarding the revenues the Adviser received under the Investment Advisory Agreement as well as the estimated allocated direct and indirect costs the Adviser incurred in providing advisory services to the Fund, including paying the subadvisory fee to the Sub-Adviser, and concluded that the Adviser's profitability was not unreasonable.

The Board considered the extent to which economies of scale could be realized with respect to the management of the Fund as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. Given the size of the Fund, the Board does not anticipate significant economies of scale.

The Board considered other benefits available to the Adviser because of its relationship with the Fund and noted that the administrative services fees received by the Adviser from serving as administrator provides it with additional revenue, and concluded that the advisory fee was reasonable taking into account any benefits from such administration agreement. In reaching the conclusion that the advisory fee was reasonable, the Board also considered the Adviser's statement that it benefits from its association with the Sub-Adviser, which has opened up other business opportunities to the Adviser with the Sub-Adviser and may continue to do so in the future.

INVESTMENT SUB-ADVISORY AGREEMENT

With respect to the nature, extent and quality of services provided by the Sub-Adviser, the Board considered the qualifications, experience, good reputation and skills of the Sub-Adviser's portfolio management and other key personnel. The Board reviewed the financial statements of the Sub-Adviser's parent company. The Board also considered the Sub-Adviser's ability to achieve the Fund's investment objective of providing a high level of after-tax total return with an emphasis on current distributions. The Board concluded that the Sub-Adviser was qualified to provide the services under the Investment Sub-Advisory Agreement.

In evaluating investment performance, the Board considered that during the periods reviewed, the Fund's investment performance on a total return net asset value basis was below that of the Alerian index, and was competitive with the performance of the peer group of funds. The Board considered the Sub-Adviser's statement that the Fund had been managed somewhat more conservatively than its peer group funds in terms of using a lower level of leverage that disadvantaged the Fund on an absolute NAV performance basis through 2007, but made the Fund's returns less volatile than the peer group over more recent periods. The Board concluded that the Sub-Adviser's investment performance met expectations. With


26 | Annual Report | November 30, 2008

FMO | Fiduciary/Claymore MLP Opportunity Fund | BOARD CONSIDERATIONS REGARDING INVESTMENT ADVISORY AGREEMENT AND INVESTMENT SUB-ADVISORY AGREEMENT CONTRACT RE-APPROVAL (unaudited) continued


respect to the Fund's market price performance, the Board noted that the Fund's market price total returns slightly trailed the market price returns of the average of the peer group funds over some of the periods reviewed but, since inception, the Fund's market price total return performance had been positive. The Board also considered the statement by the Adviser that the peer group of funds' more aggressive distribution policies may account for their greater market price returns as compared to the Fund's.

The Board reviewed the subadvisory fee paid by the Adviser to the Sub-Adviser and compared it to the fee charged by the Sub-Adviser to another investment company client that has an energy-related equity securities strategy similar to the Fund's for which the Sub-Adviser serves as subadviser. The Board also considered the Sub-Adviser's representation that it does not charge a lower advisory or subadvisory fee to any other client to which it provides comparable services to those it provides to the Fund. The Board concluded that the subadvisory fee was reasonable.

With respect to the costs of services to be provided and profits realized by the Sub-Adviser from its relationship with the Fund, the Board reviewed information regarding the revenues the Sub-Adviser received under the Investment Sub-Advisory Agreement and estimated direct and indirect allocated expenses of the Sub-Adviser in providing services under the Investment Sub-Advisory Agreement and concluded that the profitability was not unreasonable.

The Board reviewed the extent to which economies of scale with respect to the subadvisory services provided to the Fund would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. Given the size of the Fund, the Board does not anticipate significant economies of scale.

The Board considered other benefits derived by the Sub-Adviser from its relationship with the Fund, including the Sub-Adviser's use of soft dollars and the Sub-Adviser's other business relationships with the Adviser. The Board noted that the Sub-Adviser receives indirect benefits in the form of soft dollar arrangements which may or may not be used for the benefit of the Fund and may be used for the benefit of other clients of the Sub-Adviser. The Board concluded that the sub-advisory fee was reasonable, taking into account these benefits.

OVERALL CONCLUSIONS

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of each Advisory Agreement continue to be fair and reasonable and that the continuation of each Advisory Agreement is in the best interests of the Fund.


                                          Annual Report | November 30, 2008 | 27

FMO | Fiduciary/Claymore MLP Opportunity Fund

Fund INFORMATION |

   BOARD OF TRUSTEES
   Randall C. Barnes

   Nicholas Dalmaso*

   Joseph E. Gallagher, Jr.**

   Howard H. Kaplan

   Robert B. Karn III

   Ronald A. Nyberg

   John M. Roeder

   Ronald E. Toupin, Jr.

* Trustee is an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended, as a result of his former position as an officer of, and his equity ownership in, the Fund's Investment Adviser and certain of its affiliates.

** Trustee is an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended.


OFFICERS

J. Thomas Futrell
Chief Executive Officer

Kevin M. Robinson
Chief Legal Officer

Steven M. Hill
Chief Accounting Officer, Chief
Financial Officer and Treasurer

Bruce Saxon
Chief Compliance Officer

Mark E. Mathiasen
Secretary

Charles D. Walbrandt
Vice President

James Cunnane, Jr.
Vice President

INVESTMENT ADVISER
AND ADMINISTRATOR
Claymore Advisors, LLC
Lisle, Illinois

INVESTMENT SUB-ADVISER
Fiduciary Asset Management, LLC
St. Louis, Missouri

ACCOUNTING AGENT, CUSTODIAN AND
TRANSFER AGENT
The Bank of New York Mellon
New York, New York

LEGAL COUNSEL
Skadden, Arps, Slate,
Meagher & Flom LLP
Chicago, Illinois

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Ernst & Young LLP
Chicago, Illinois

PRIVACY PRINCIPLES OF FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND FOR SHAREHOLDERS

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Claymore Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

QUESTIONS CONCERNING YOUR SHARES OF FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND?

o    If your shares are held in a Brokerage Account, contact your Broker.

o If you have physical possession of your shares in certificate form, contact the Fund's Accounting Agent, Custodian and Transfer Agent:
     The Bank of New York Mellon, 101 Barclay 11E New York, New York 10286;
     (866) 488-3559

This report is sent to shareholders of Fiduciary/Claymore MLP Opportunity Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund's proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 991-0091.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 991-0091 or by accessing the Fund's Form N-PX on the SEC's website at www.sec.gov or www.claymore.com.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC website at www.sec.gov or www.claymore.com. The Fund's Form N-Q may also be viewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.

In August 2008, the Fund submitted a CEO annual certification to the NYSE in which the Fund's principal executive officer certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE's Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund's principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund's disclosure controls and procedures and internal control over financial reporting.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market.


28 | Annual Report | November 30, 2008

FMO | Fiduciary/Claymore MLP Opportunity Fund

About the FUND MANAGER |


FIDUCIARY ASSET MANAGEMENT, LLC

Fiduciary is a registered investment adviser that manages a broad array of equity and fixed-income portfolios primarily for institutional investors and is based in St. Louis, Missouri. Fiduciary currently supervises and manages approximately $12.9 billion in assets for endowments & foundations, public pension plans, corporate trusts, union plans, Taft-Hartley plans, three exchange-listed closed-end funds and five private investment funds.

INVESTMENT PHILOSOPHY

Fiduciary believes that investment decisions should always be guided by a disciplined, risk-aware strategy that seeks to add value in all market environments. Their unique investment philosophy is multifaceted, utilizing macroeconomic analysis, disciplined security selection, cost-controlled trading procedures, continuous risk analysis and an unwavering focus on achieving shareholder objectives.

INVESTMENT PROCESS

The manager seeks to achieve the Fund's investment objective by investing primarily in securities of MLP (Master Limited Partnership) entities that Fiduciary believes offer attractive distribution rates and capital appreciation potential. Energy and natural resources represent a substantial portion of the MLP entities. In seeking investments, Fiduciary looks for MLPs that offer a combination of quality, growth and yield; intended to produce superior total returns over the long run. In selecting individual positions, the manager employs Fiduciary's top-down process which considers a combination of quantitative, qualitative and relative value factors. Fiduciary emphasizes rigorous proprietary analysis and valuation models constructed and maintained by its in-house investment analysts, while maintaining active dialogues with research analysts covering the MLP entities and an ongoing relationship with company management. In applying its selection criteria, the manager considers a company's proven track record, business prospects, strong record of distribution or dividend growth, ratios of debt to cash flow, coverage ratios with respect to distributions to unit holders, distribution incentive structure and the composition and goals of the company management team.


                                          Annual Report | November 30, 2008 | 29

                     (This page is intentionally left blank)

                     (This page is intentionally left blank)

FIDUCIARY ASSET MANAGEMENT, LLC
8235 Forsyth Boulevard
Suite 700
St. Louis, MO 63105

CLAYMORE SECURITIES, INC.
2455 Corporate West Drive
Lisle, IL 60532
Member FINRA/SIPC  (01/09)


 FMO
LISTED
 NYSE

                                                                     FMO-AR-1108

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b) No information need be disclosed pursuant to this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f) (1) The registrant's Code of Ethics is attached hereto as an exhibit.

    (2) Not applicable.

    (3) Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee, Robert B. Karn, III. Mr. Karn is an "independent" Trustee. Mr. Karn qualifies as an audit committee financial expert by virtue of his experience obtained as a managing partner in a public accounting firm, which included an understanding of generally accepted accounting principals ("GAAP") in connection with the accounting for estimates, accruals and reserves and also the review, audit and evaluation of financial statements using GAAP.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification. The designation of identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the audit committee or Board of Trustees.)

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees: the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $58,800 and $56,000 for the fiscal years ending November 30, 2008, and November 30, 2007, respectively.

(b) Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item, were $0 and $0 for the fiscal years ending November 30, 2008, and November 30, 2007, respectively.

(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $18,000 and $41,200 for the fiscal years ending November 30, 2008, and November 30, 2007, respectively.

(d) All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) thru (c) of this Item were $0 and $0 for the fiscal years ending November 30, 2008, and November 30, 2007, respectively.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant's last two fiscal years.

(e) Audit Committee Pre-Approval Policies and Procedures.

     (i) The Registrant's audit committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant's investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant's investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards. Sections IV.C.2 and IV.C.3 of the Audit Committee's revised Audit Committee Charter contain the Audit Committee's Pre-Approval Policies and Procedures and such sections are included below.

         IV.C.2 Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Fund, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

                  (a) The Chairman or any member of the Audit Committee may grant the pre-approval of services to the Fund for non-prohibited services up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

         IV.C.3 Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any "control affiliate" of the Adviser providing ongoing services to the Fund), if the engagement relates directly to the operations and financial reporting of the Fund (unless an exception is available under Rule 2-01 of Regulation S-X).

                  (a) The Chairman or any member of the Audit Committee may grant the pre-approval for non-audit services to the Adviser up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

     (ii) None of the services described in each of Items 4 (b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant's investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant was $18,000 and $41,200 for the fiscal years ending November 30, 2008, and November 30, 2007, respectively.

(h) Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The audit committee of the registrant is comprised of:
Randall C. Barnes, Howard H. Kaplan, Robert B. Karn, III, Ronald A. Nyberg, John
M. Roeder, and Ronald E. Toupin, Jr.

(b) Not Applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

The Schedule of Investments is included as part of Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant has delegated the voting of proxies relating to its voting securities to its investment sub-adviser, Fiduciary Asset Management, LLC (the "Sub-Adviser" or "Fiduciary"). The Sub-Adviser's Proxy Voting Policies and Procedures are included as an exhibit hereto.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) (1) James J. Cunnane, Jr. and Quinn T. Kiley are primarily responsible for the day-to-day management of the registrant's portfolio. The following provides information regarding the portfolio managers as of November 30, 2008:

  ------------------------ ---------- ------------------------------------------
           NAME               SINCE             PROFESSIONAL EXPERIENCE
  ------------------------ ---------- ------------------------------------------
  JAMES J. CUNNANE, JR.       2004    Mr. Cunnane manages institutional and
                                      private client equity portfolios and has
                                      an industry leading role as portfolio
                                      manager of Fiduciary's Master Limited
                                      Partnership (MLP) assets. He is actively
                                      involved with the Strategy Committee's
                                      macroeconomic assessment and top-down
                                      approach to portfolio management. Mr.
                                      Cunnane has been employed by Fiduciary
                                      for over 13 years.
  ------------------------ ---------- ------------------------------------------
  QUINN T. KILEY              2008    Mr. Kiley is responsible for private
                                      placement and private equity transactions
                                      and portfolio management as they relate
                                      to Fiduciary's various energy
                                      infrastructure assets. Prior to joining
                                      Fiduciary in 2005, Mr. Kiley was Vice
                                      President of Corporate & Investment
                                      Banking at Banc of America Securities in
                                      New York. He joined Banc of America
                                      Securities in 2000 and was responsible for
                                      executing strategic advisory and
                                      financing transactions for clients in the
                                      Energy & Power sectors.  Mr. Kiley has
                                      been employed by Fiduciary for over 3
                                      years.
  ------------------------ ---------- ------------------------------------------

(a) (2) (i-iii) Other accounts managed. The following summarizes information regarding each of the other accounts managed by the Portfolio Managers as of November 30, 2008:


                                                                                       # of Accounts    Total Assets
                                                                                        Managed for       for which
                                                         Total                        which Advisory    Advisory Fee
  Name of Portfolio                                  # of Accounts                     Fee is Based     is Based on
Manager or Team Member       Type of Accounts           Managed       Total Assets    on Performance     Performance
----------------------       ----------------        -------------    ------------    --------------    ------------

James J. Cunnane, Jr.        Registered Investment         1            $143 mil             0               $0
                             Companies:

                             Other Pooled Investment       0              $0                 0               $0
                             Vehicles:

                             Other Accounts:              192           $254 mil             1             $66 mil


Quinn T. Kiley               Registered Investment         1            $143 mil             0               $0
                             Companies:

                             Other Pooled Investment       0              $0                 0               $0
                             Vehicles:

                             Other Accounts:              125           $153 mil             1             $66 mil


(a) (2) (iv) Conflicts of Interest.

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. Fiduciary seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager's focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the registrant.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, Fiduciary and the registrant have adopted procedures for allocating portfolio transactions across multiple accounts. With respect to securities transactions for the funds, Fiduciary determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as other funds for which Fiduciary acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Fiduciary may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the registrant or other account(s) involved.

Fiduciary and the registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a) (3) Compensation Structure. The primary portfolio manager's compensation consists of the following elements:

     o Base Salary. The primary portfolio managers are paid a base salary which is set at a level determined to be appropriate based upon the portfolio managers' experience and responsibilities through the use of independent compensation surveys of the investment management industry.

     o Annual Bonus. The portfolio manager's annual bonus is determined by the CEO of Fiduciary pursuant to a specific company formula. It is not based on the performance of the registrant or other managed accounts. The monies paid are directly derived from a "pool" created from Fiduciary's earnings. The bonus is payable in a combination of cash and restricted Piper Jaffray Companies stock.

     o The portfolio managers also participates in benefit plans and programs generally available to all employees.

(a) (4) Securities ownership. The following table discloses the dollar range of equity securities of the registrant beneficially owned by the Fiduciary Portfolio Managers as of November 30, 2008:

NAME OF PORTFOLIO MANAGER                                 DOLLAR RANGE OF EQUITY
                                                               SECURITIES IN
                                                                 REGISTRANT
--------------------------------------------------------------------------------
James J. Cunnane, Jr.                                        $50,001-$100,000
Quinn T. Kiley                                               $10,001-$50,000
(b) Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On October 21, 2008, the registrant's Board of Trustees (the "Board") approved a revised written charter (the "Nominating and Governance Committee Charter") for its nominating and governance committee (the "Nominating and Governance Committee") that contains changes to the procedures by which shareholders may recommend nominees to the Board.

Under the Nominating and Governance Charter, the previously existing procedures by which shareholders may recommend nominees to the Board, as described in the registrant's proxy statement filed with the Securities and Exchange Commission on June 1, 2007, remain in effect. In addition to these previously existing procedures, the Nominating and Governance Charter includes a new requirement that following the submission by a shareholder of a Trustee candidate recommendation, a Trustee candidate must (i) be prepared to submit written answers to a questionnaire seeking professional and personal information that will assist the Nominating and Governance Committee to evaluate the candidate and to determine, among other matters, whether the candidate would qualify as a Trustee who is not an "interested person" of the registrant as such term is defined under the Investment Company Act of 1940; (ii) be prepared to submit character references and agree to appropriate background checks; and (iii) be prepared to meet with one or more members of the Nominating and Governance Committee at a time and location convenient to those Nominating and Governance Committee members in order to discuss the nominee's qualifications.

A copy of the Nominating and Governance Committee Charter will be filed with the Securities and Exchange Commission as an appendix to the registrant's 2009 annual shareholder meeting proxy statement.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act of 1940, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Chief Executive and Senior Officers.

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2 of the Investment Company Act.

(a)(3) Not applicable.

(b) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

(c)    Proxy Voting Policies and Procedures.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Fiduciary/Claymore MLP Opportunity Fund

By:      /s/ J. Thomas Futrell
         -----------------------------------------------------------------------

Name:    J. Thomas Futrell

Title:   Chief Executive Officer

Date:    February 5, 2009

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ J. Thomas Futrell
         -----------------------------------------------------------------------

Name:    J. Thomas Futrell

Title:   Chief Executive Officer

Date:    February 5, 2009

By:      /s/ Steven M. Hill
         -----------------------------------------------------------------------

Name:    Steven M. Hill

Title:   Chief Financial Officer, Chief Accounting Officer and Treasurer

Date:    February 5, 2009